UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.   )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

EQ ADVISORS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AXA EQUITABLE LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

1290 Avenue of the Americas

New York, New York 10104

September     , 2011

Dear Contractholder:

Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders of each portfolio (each, a “Portfolio” and together, the “Portfolios”) of EQ Advisors Trust (the “Trust”). The Special Meeting of Shareholders is scheduled to be held at the Trust’s offices, 1290 Avenue of the Americas, New York, New York 10104, on November 28, 2011 at 2 p.m., Eastern time (the “Meeting”).

At the Meeting, shareholders of each Portfolio will be asked to approve the proposals described below:

1. Elect the Board of Trustees of the Trust (“Board”); and

2. Approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class IA shares of each Portfolio (the “Class IA Plan”).

Under Proposal 1, the shareholders of the Portfolios are being asked to elect each of the current Board members and to elect two new nominees to serve on the Board.

Under Proposal 2, the Class IA shareholders of each Portfolio are being asked to approve the Class IA Plan, which would authorize the Portfolios to compensate AXA Distributors LLC, the Trust’s principal underwriter, and its affiliates for shareholder servicing and distribution expenses at the annual rate of 0.25% of the average daily net assets of the Class IA shares of each Portfolio. If the Class IA Plan is approved by Class IA shareholders, the overall fees and expenses of the Class IA shares of each Portfolio would increase. While each Portfolio issues Class IA, Class B and Class K shares, the proposal to be considered at the Meeting relates only to Class IA shares.

As an owner of a life insurance policy and/or annuity contract or certificate that participates in the Portfolios, you are entitled to instruct the insurance company that issued your policy or contract how to vote the applicable Portfolio shares as of the close of business on August 31, 2011. The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting.

The Board has approved the proposals identified above and recommends that you vote “FOR” each of them. Although the Board has determined that the proposals are in your best interest, the final decision is yours.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Sincerely, Steven M. Joenk Senior Vice President

EQ ADVISORS TRUST

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 28, 2011

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of each portfolio (each, a “Portfolio” and together, the “Portfolios”) of EQ Advisors Trust (the “Trust”) will be held on Monday, November 28, 2011, at 2 p.m., Eastern time, at the offices of the Trust, located at 1290 Avenue of the Americas, New York, New York 10104 (the “Meeting”). The purpose of the Meeting is to consider and act upon the matters described below:

1. To elect the Board of Trustees of the Trust (“Board”);

2. To approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class IA shares of each Portfolio; and

3. To transact such other business that may properly come before the Meeting.

Your Board unanimously recommends that you vote in favor of the proposals.

Please note that owners of variable life insurance policies or variable annuity contracts or certificates (the “Contractholders”) issued by AXA Equitable Life Insurance Company, MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company”) who have invested in shares of the Portfolios through the investment divisions of a separate account or accounts of an Insurance Company will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above matters.

You should read the Proxy Statement attached to this notice prior to completing your proxy or voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on August 31, 2011. If you attend the Meeting, you may vote or give your voting instructions in person.

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YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Portfolio in which you directly or indirectly own shares in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 12-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time.

By Order of the Board of Trustees, Patricia Louie Vice President and Secretary

Dated: September     , 2011

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INFORMATION STATEMENT

AXA EQUITABLE LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

INFORMATION STATEMENT

REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

OF EQ ADVISORS TRUST

TO BE HELD ON NOVEMBER 28, 2011

Dated: September     , 2011

GENERAL

This Information Statement is being furnished by AXA Equitable Life Insurance Company (“AXA Equitable”), MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company” and together, the “Insurance Companies”), each of which is a stock life insurance company, to owners of their variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) who, as of August 31, 2011 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of their separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more of the portfolios (each, a “Portfolio” and together, the “Portfolios”) of EQ Advisors Trust (the “Trust”). The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission as an open-end management investment company.

Each Insurance Company is required to offer Contractholders the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Portfolios (the “Shares”) held by its Separate Accounts, as to how it should vote on the proposals (the “Proposals”) that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed Proxy Statement, which you should retain for future reference, sets forth concisely information about the Proposals that a Contractholder should know before completing the enclosed voting instruction card.

AXA Financial, Inc. is the parent company of each Insurance Company and is a wholly owned subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Financial, Inc. and each Insurance Company are located at 1290 Avenue of the Americas, New York, New York 10104.

This Information Statement and the accompanying voting instruction card are being mailed to Contractholders on or about September     , 2011.

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HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions by phone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the applicable Proposal.

The number of Shares held in the investment division of a Separate Account corresponding to a Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the corresponding Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

Each Insurance Company will vote the Shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Each Insurance Company will vote Shares attributable to Contracts for which it is the Contractholder “FOR” each applicable Proposal. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the applicable Proposal. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the Proposals, or as an abstention, in the same proportion as the Shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine whether a Proposal is approved.

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OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of AXA Equitable Funds Management Group, LLC, the Trust’s investment manager, or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail and electronic delivery but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

If the necessary quorum to transact business is not established or the vote required to approve or reject a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in favor of such adjournment with respect to those Shares for which they received voting instructions in favor of a Proposal and will vote against any such adjournment those Shares for which they received voting instructions against a Proposal.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You also may provide your voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

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EQ ADVISORS TRUST

1290 Avenue of the Americas

New York, New York 10104

PROXY STATEMENT DATED SEPTEMBER     , 2011 FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 28, 2011

This Proxy Statement relates to the solicitation by the Board of Trustees of EQ Advisors Trust (the “Trust”) of proxies for the Special Meeting of Shareholders of the Trust to be held at 1290 Avenue of the Americas, New York, New York 10104, on Monday, November 28, 2011, at 2 p.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”).

This Proxy Statement is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”), MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of August 31, 2011 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (the “Separate Accounts”) that are invested in shares of one or more portfolios (each, a “Portfolio” and together, the “Portfolios”) of the Trust. The Portfolios of the Trust are:

All Asset Allocation Portfolio	EQ/GAMCO Mergers and Acquisitions Portfolio
ATM Core Bond Portfolio	EQ/GAMCO Small Company Value Portfolio
ATM Government Bond Portfolio	EQ/Global Bond PLUS Portfolio
ATM International Portfolio	EQ/Global Multi-Sector Equity Portfolio
ATM Large Cap Portfolio	EQ/Intermediate Government Bond Index Portfolio
ATM Mid Cap Portfolio	EQ/International Core PLUS Portfolio
ATM Small Cap Portfolio	EQ/International Equity Index Portfolio
AXA Balanced Strategy Portfolio	EQ/International ETF Portfolio
AXA Conservative Growth Strategy Portfolio	EQ/International Value PLUS Portfolio
AXA Conservative Strategy Portfolio	EQ/JPMorgan Value Opportunities Portfolio
AXA Growth Strategy Portfolio	EQ/Large Cap Core PLUS Portfolio
AXA Moderate Growth Strategy Portfolio	EQ/Large Cap Growth Index Portfolio
AXA Tactical Manager 2000 Portfolio	EQ/Large Cap Growth PLUS Portfolio
AXA Tactical Manager 400 Portfolio	EQ/Large Cap Value Index Portfolio
AXA Tactical Manager 500 Portfolio	EQ/Large Cap Value PLUS Portfolio

AXA Tactical Manager International Portfolio	EQ/Lord Abbett Large Cap Core Portfolio
AXA Ultra Conservative Strategy Portfolio	EQ/MFS International Growth Portfolio
EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio	EQ/Mid Cap Index Portfolio
EQ/AllianceBernstein Small Cap Growth Portfolio	EQ/Mid Cap Value PLUS Portfolio
EQ/AXA Franklin Small Cap Value Core Portfolio	EQ/Money Market Portfolio
EQ/BlackRock Basic Value Equity Portfolio	EQ/Montag & Caldwell Growth Portfolio
EQ/Boston Advisors Equity Income Portfolio	EQ/Morgan Stanley Mid Cap Growth Portfolio
EQ/Calvert Socially Responsible Portfolio	EQ/Mutual Large Cap Equity Portfolio
EQ/Capital Guardian Research Portfolio	EQ/Oppenheimer Global Portfolio
EQ/Common Stock Index Portfolio	EQ/PIMCO Ultra Short Bond Portfolio
EQ/Core Bond Index Portfolio	EQ/Quality Bond PLUS Portfolio
EQ/Davis New York Venture Portfolio	EQ/Small Company Index Portfolio
EQ/Equity 500 Index Portfolio	EQ/T. Rowe Price Growth Stock Portfolio
EQ/Equity Growth PLUS Portfolio	EQ/Templeton Global Equity Portfolio
EQ/Franklin Core Balanced Portfolio	EQ/UBS Growth and Income Portfolio
EQ/Franklin Templeton Allocation Portfolio	EQ/Van Kampen Comstock Portfolio
EQ/Wells Fargo Omega Growth Portfolio

This Proxy Statement also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders that were invested in one or more of the Portfolios as of the Record Date. Contractholders are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposals contained in this Proxy Statement in connection with the solicitation by the Board of Trustees of the Trust of proxies for the Meeting.

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This Proxy Statement relates to the following matters:

Summary of Proposals	Shareholders Entitled to Vote on a Proposal
1. To elect the Board of Trustees of the Trust (the “Board”).	Shareholders of the Trust
2. To approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”), for the Class IA shares of each Portfolio (the “Class IA Plan”).	Class IA shareholders of each Portfolio, voting separately
3. To transact such other business that may properly come before the Meeting.

The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the 1940 Act as an open-end management investment company. The Trust’s shares of beneficial interest are referred to as “shares,” and the holders of the shares are “shareholders.” The Trust’s Board of Trustees may be referred to herein as the “Board” and its members may be referred to herein as “Trustees.”

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 28, 2011

This Proxy Statement, which you should retain for future reference, contains important information regarding the proposals that you should know before voting or providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. This Proxy Statement and a proxy or voting instruction card will be available at www.proxyvote.com on or about September     , 2011. Distribution of this Proxy Statement to the Insurance Companies and other shareholders and to Contractholders is scheduled to begin on or about September     , 2011. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contractholders and in accordance with voting procedures established by the Trust.

AXA Equitable Funds Management Group, LLC (“AXA FMG”) is the investment manager and administrator of each Portfolio. AXA Distributors, LLC (“AXA Distributors”), an affiliate of AXA FMG, is the principal underwriter of each Portfolio’s shares. The mailing address for each of these companies and for the Trust’s principal executive officers is 1290 Avenue of the Americas, New York, New York 10104. In addition, the investment advisers listed in Appendix A (the “Advisers”) serve as investment sub-advisers to certain Portfolios.

Contractholders of record as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding shares, voting your voting instruction cards and attending the Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

iii

OVERVIEW

The Board is submitting for election each of the current Board members and two new nominees to serve on the Trust’s Board. In addition, the Board is submitting for approval by the Class IA shareholders of each Portfolio the Class IA Plan.

PROPOSAL 1: ELECTION OF THE BOARD OF TRUSTEES

Shareholders of the Trust are being asked to consider the election of the Board of Trustees, including the election of each of the current members of the Board and the election of two new Board members (each, a “Nominee” and together, the “Nominees”). The number of Trustees to serve on the Board has been set at 10. The Trust’s current Trustees are Theodossios Athanassiades, Jettie M. Edwards, David W. Fox, Steven M. Joenk, William M. Kearns, Jr., Christopher P.A. Komisarjevsky, Harvey Rosenthal and Gary S. Schpero. Mr. Joenk is an “interested person” (as defined in the 1940 Act) of the Trust (an “Interested Trustee”). Ms. Edwards and Messrs. Athanassiades, Fox, Kearns, Komisarjevsky, Rosenthal and Schpero are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The two new Nominees to the Board are Kenneth L. Walker and Caroline L. Williams. If elected, both Mr. Walker and Ms. Williams would be Independent Trustees. The current Independent Trustees together with Mr. Walker and Ms. Williams are referred to herein as “Independent Nominees” and Mr. Joenk is referred to herein as an “Interested Nominee.”

Each Nominee elected will hold office as a Trustee until his or her successor is elected and qualified, or until the earlier of his or her death, resignation, retirement, removal or court declared bankruptcy or incompetency. Each Nominee has consented to being named in this Proxy Statement and indicated his or her willingness to serve if elected. In the unanticipated event that any Nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Board. The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) for the election of the Nominees named below as Trustees of the Trust. In the election of Trustees, those Nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. Subject to the foregoing, if elected by shareholders, each Nominee that would be new to the Board would begin service as a Trustee on or about January 1, 2012.

Trustees and Proposed Nominees

Information regarding the current Board and each Nominee is provided below. If elected, each Nominee, except Mr. Joenk, would not be an “interested person” (as defined in the 1940 Act) of the Trust. The business address of all Nominees is 1290 Avenue of the Americas, New York, New York 10104:

Name, Address and Age	Position(s) Held and/ or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Interested Trustee/Nominee*
Steven M. Joenk (52)	Trustee, Chairman, President and Chief Executive Officer	From September 2004 to present, Trustee** and Chairman and from December 2002 to present, Chief Executive Officer and President.	From May 2011 to present, President, Chief Executive Officer and Chairman, AXA FMG; from September 1999 to present, Senior Vice President, AXA Financial, Inc. (“AXA Financial”) and AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group (“FMG”) unit; from July 2004 to present, Senior Vice President, MONY Life Insurance Company and MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc., Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; and from January 2005 to present, Director, Chairman of the Board and President, MONY Financial Resources of Americas Limited.	83	None

Name, Address and Age	Position(s) Held and/ or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Independent Trustees/Nominees
Theodossios Athanassiades (72)	Trustee	From March 2000 to present**	Retired. 1996, Vice Chairman, Metropolitan Life Insurance Company; and from 1993 to 1995, President and Chief Operating Officer, Metropolitan Life Insurance Company.	63	From 1994 to 2006, Director, Atlantic Bank of New York.
Jettie M. Edwards (64)	Trustee	From March 1997 to present**	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	63	From 1997 to 2010, Director, Old Mutual Funds II (12 portfolios); and from 2008 to 2009, Director, Old Mutual Funds III (13 portfolios).
David W. Fox (79)	Lead Independent Trustee	From May 2000 to present**	Retired. From 1989 to 2000, Public Governor and from 1996-2000, Chairman, Chicago Stock Exchange; from 1990 to 1996, Director, Federal Reserve Bank of Chicago; and from 1990-1995, Chairman and Chief Executive Officer, Northern Trust Company.	63	From 2004 to 2009, Director, Miami Corporation; and from 1987 to 2008, Director, USG Corporation.
William M. Kearns, Jr. (75)	Trustee	From March 1997 to present**	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to June 2007, Chairman and from 1998 to 2002, Vice Chairman, Keefe Managers, Inc. (money management firm); and from 2008 to present, Chairman, Keefe Ventures, LLC (broker-dealer).	63	From 1991 to present, Director (Lead Director from 2008 to present), Transistor Devices, Inc; from 1999 to 2010, Advisory Director, Alexander Proudfoot; from 2001 to present, Advisory Director, Gridley & Company LLC; from 2002 to 2009, Director, United States Shipping Partners LLC; and from 1975 to 2009, Director (Lead Director from 2005 to 2009), Selective Insurance Group, Inc.

Name, Address and Age	Position(s) Held and/ or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Christopher P. A. Komisarjevksy (66)	Trustee	From March 1997 to present**	From 2006 to present, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); and from 1996 to 1998, President and Chief Executive Officer, Burson-Marsteller U.S.A.	63	None.
Harvey Rosenthal (68)	Trustee	From March 1997 to present**	Retired. From 1994 to 1996, President and Chief Operating Officer, Melville Corporation (predecessor to CVS Corporation); and from 1984 to 1994, President and Chief Executive Officer, CVS Division of Melville Corporation.	63	From 1997 to present, Director, LoJack Corporation.
Gary S. Schpero (58)	Trustee	From May 2000 to present**	Retired. Prior to January 1, 2000, Partner and Managing Partner, Investment Management and Investment Company Practice Group, Simpson Thacher & Bartlett (law firm).	63	None.
Kenneth L. Walker (59)	Advisory Board Member and Trustee†	**, †	From May 2002 to present, Partner, The Capital Management Corporation (investment advisory firm); and from 1988 to 2001, President of a subsidiary of T. Rowe Price Associates (investment advisory firm).	63	None.

Name, Address and Age	Position(s) Held and/ or to be Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen and/to be Overseen by Trustee or Nominee for Trustee***	Other Directorships Held by Trustee or Nominee for Trustee
Caroline L. Williams (65)	Advisory Board Member and Trustee†	**, †	From July 2010 to present, Executive Vice President – Finance, from December 2007 to May 2005, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank).	63	From 1997 to 2009, Director, Hearst-Argyle Television.

†	Mr. Walker and Ms. Williams each currently serve as advisory board members of the Trust. It is anticipated that Mr. Walker and Ms. Williams will serve in this capacity until December 31, 2011 (unless extended or otherwise modified). For their service as advisory board members for the period from June 1, 2011 to December 31, 2011, Mr. Walker and Ms. Williams each are receiving compensation in the amount of $75,000 and are entitled to reimbursement for reasonable out-of-pocket expenses incurred in their capacity as advisory board members.
*	Affiliated with the Trust’s investment manager.
**	Each Nominee elected will serve until his or her successor is elected and qualified, or until the earlier of his or her death, resignation, retirement, removal or court declared bankruptcy or incompetentcy.
***	The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust. Mr. Joenk holds similar positions with AXA Premier VIP Trust.

Qualifications and Experience of the Trustees/Nominees

The Board believes that all of the Nominees would bring to the Board substantial executive leadership experience derived from their service as executives, partners and board members of diverse businesses and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Nominee represent a diversity of experiences and a variety of complementary skills. In determining whether a Nominee is qualified to serve as a Trustee of the Trust, the Board considered a wide variety of information about the Nominee, and multiple factors contributed to the Board’s decision. However, there are no specific required qualifications for Board membership.

Each Nominee is believed to possess the experience, skills, and attributes necessary to serve the Portfolios and their shareholders because each Nominee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considered the individual experience of each Nominee and determined that the Nominee’s professional experience, education, and background would contribute to the diversity of perspectives on the Board. The Board believes that the business experience and objective thinking of the Nominees would be invaluable assets for the management of the Trust and each Portfolio’s shareholders.

The following descriptions provide additional information regarding the experience of each Trustee and/or Nominee that factored into the Board’s determination that the Trustee/Nominee would be qualified to serve on the Board.

Steven M. Joenk – Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and Chairman of the Trust.

Theodossios Athanassiades – Mr. Athanassiades has a background in the financial services industry, experience overseeing and managing a life insurance company, and multiple years of service as a Trustee of the Trust.

Jettie M. Edwards – Ms. Edwards has business management experience, including several years as a consultant to investment management firms, and multiple years of service as a Trustee of the Trust and other mutual fund complexes.

David W. Fox – Mr. Fox has a background in the financial services industry, prior experience in senior management positions with a bank and a national securities exchange, service on the board of a federal reserve bank and publicly traded operating companies and multiple years of service as a Trustee of the Trust.

William M. Kearns, Jr. – Mr. Kearns has a background in the financial services industry, experience in senior management positions with investment management firms and private investment funds, service on the boards of operating companies and multiple years of service as a Trustee of the Trust.

Christopher P.A. Komisarjevsky – Mr. Komisarjevsky has experience in senior management positions with global firms providing business consulting services and multiple years of service as a Trustee of the Trust.

Harvey Rosenthal – Mr. Rosenthal has experience in senior management positions with a large publicly traded corporation and multiple years of service as a Trustee of the Trust.

Gary S. Schpero – Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of the Trust.

Kenneth L. Walker – Mr. Walker has a background in the financial services industry and senior management experience with investment management firms.

Caroline L. Williams – Ms. Williams has a background in the financial services industry, senior management experience with an investment banking firm and multiple years of service on the boards of public and private companies and organizations.

Board Structure

The Board currently is comprised of eight Trustees, and there are two vacancies on the Board. Seven of the eight current Trustees are Independent Trustees. Steven M. Joenk, who, among other things, serves as Chairman of the Board, is an “interested person” (as that term is defined in the 1940 Act) of the Trust. The Board has appointed David W. Fox to serve as Lead Independent Trustee through September 30, 2011. Effective October 1, 2011, Gary S. Schpero will serve as Lead Independent Trustee. The Trust’s Lead Independent Trustee is recommended by the Trust’s Nominating and Compensation Committee (“N&C Committee”) and approved by the full Board. The Lead Independent Trustee, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings.

The Board holds five regular meetings each year to consider and address matters involving the Trust and its Portfolios. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and an N&C Committee (discussed in more detail below). All Independent Trustees are members of each of these Committees, which allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of a Lead Independent Trustee, is appropriate given the asset size of the Trust, the number of Portfolios offered by the Trust, the number of Trustees overseeing the Trust and the Board’s oversight responsibilities, as well as the Trust’s business activities, manager of managers advisory structure and its use as an investment vehicle in connection with the Contracts and retirement plans.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and its Portfolios, the Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Portfolios. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Manager and other service providers to the Port-

folios also have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the President, Chief Financial Officer and Chief Compliance Officer (“CCO”), to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Manager on the investments and securities trading of the Portfolios, as well as reports from the Trust’s Valuation Committee regarding the valuation of those investments. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Advisers to the Portfolios as well as the Trust’s custodian, distributor and sub-administrator. The Board also requires the Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Committees of the Board. The Board has two standing committees, each of which consists of all of the Independent Trustees: the Audit Committee and the N&C Committee.

The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held three meetings during the fiscal year ended December 31, 2010. Ms. Edwards serves as the Chair of the Audit Committee.

The N&C Committee’s primary functions are to nominate and evaluate candidates for Independent Trustee membership and membership on committees of the Trust, and review the compensation arrangements for the Independent Trustees. The

N&C Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO, and meets in executive session from time to time with the Manager to discuss the CCO’s performance and the effectiveness of the Trust’s compliance program. The N&C Committee held four meetings during the fiscal year ended December 31, 2010. Mr. Komisarjevsky serves as the Chair of the N&C Committee.

The N&C Committee may seek to identify candidates for Independent Trustee by such means as the Committee deems appropriate, including with the assistance of AXA FMG or another third party service provider or independent contractor. In connection with its evaluation of candidates, the N&C Committee reviews each candidate’s overall qualifications for Board membership and each candidate’s independence from the Trust’s investment advisers and other principal service providers. Persons selected must not be “interested persons” (as defined in the 1940 Act) of the Trust. The N&C Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with an investment adviser or other primary service provider). In evaluating Trustee candidates, the N&C Committee of the current Board also may consider such other factors, such as diversity, as it may determine to be relevant to fulfilling the role of Trustee, including differences of viewpoint, professional experience, education, skill and other individual qualities as well as race, gender and national origin. The N&C Committee gives recommendations provided by the Trust’s officers and AXA FMG the same consideration as any other candidate. The N&C Committee will not consider nominees recommended by Contractholders. The N&C Committee believes that the current process for selecting nominees is effective in identifying suitable candidates to serve on the Trust’s Board. The N&C Committee periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board. The N&C Committee has a charter, a copy of which is attached to this Proxy Statement as Exhibit B. The charter is not available on the Trust’s website.

If elected, it is anticipated that Mr. Walker and Ms. Williams also will serve on the Audit and N&C Committees. Both Mr. Walker and Ms. Williams were recommended to the N&C Committee as Nominees to serve on the Board by current Independent Trustees.

The current Board of Trustees held 6 meetings during the fiscal year ended December 31, 2010. Each current Trustee attended at least 75% of the Board meetings, including regular, special and committee meetings (as applicable). If the Trust holds an annual meeting, the policy is that all Trustees should attend, subject to availability.

Compensation

Effective October 1, 2010, each Independent Trustee receives from the Trust an annual fee of $230,000 representing the payment of an annual retainer and all regular, committee and special meeting fees. The Board of Trustees currently holds (i) five regularly scheduled Board meetings; (ii) three regularly scheduled Audit Committee meetings; and (iii) two regularly scheduled N&C Committee meetings. The Board of

Trustees also may hold special Board meetings and special meetings of its Audit Committee and N&C Committee throughout the year. A supplemental retainer of $30,000 per year is paid to the lead Independent Trustee. A supplemental retainer of $22,500 per year is paid to the Chair of the Audit Committee and a supplemental retainer of $15,000 is paid to the Chair of the N&C Committee. Each Trustee also is entitled to reimbursement for reasonable expenses incurred in connection with his/her service as a Trustee of the Trust.

Prior to October 1, 2010, each Trustee received from the Trust an annual fee of $210,000 representing the payment of an annual retainer and all regular, committee and special meeting fees. A supplemental retainer of $30,000 per year was paid to the lead Independent Trustee. A supplemental retainer of $20,000 per year was paid to the Chair of the Audit Committee and a supplemental retainer of $10,000 was paid to the Chair of the N&C Committee. Each Trustee also was entitled to reimbursement for reasonable expenses incurred in connection with his/her service as a Trustee of the Trust.

No director, trustee, member, officer, or employee of AXA FMG or an affiliated company receives any compensation or reimbursement from the Trust for serving as a Trustee or officer of the Trust. Mr. Joenk is an Interested Trustee of the Trust and, therefore, has not been compensated by the Trust for his service as a Trustee.

Mr. Walker and Ms. Williams have not previously served as Trustees of the Trust and, therefore, did not receive any compensation from the Trust during the fiscal year ended December 31, 2010.

Trustee Compensation Table

for the Year Ended December 31, 2010*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Interested Trustees
Steven M. Joenk	$0	$0	$0	$0
Independent Trustees
Theodossios Athanassiades	$215,000	$0	$0	$215,000
Jettie M. Edwards	$240,625	$0	$0	$240,625
David W. Fox	$245,000	$0	$0	$245,000
William M. Kearns, Jr.	$215,000	$0	$0	$215,000
Christopher P.A. Komisarjevsky	$226,250	$0	$0	$226,250
Harvey Rosenthal	$215,000	$0	$0	$215,000
Gary S. Schpero	$215,000	$0	$0	$215,000

*

A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in a single lump sum or in annual or semi-annual installments over a five to 20 year period elected by such Trustee.

**	The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 68 portfolios of the Trust.

Trustee/Nominee Ownership of Fund Shares

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee and/or Nominee in the Trust and in all portfolios in the aggregate within the same fund family overseen and/or to be overseen by the Nominee as of July 31, 2011.

Name of Trustee/Nominee	Dollar Range of Equity Securities in a Portfolio		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen by the Trustee/ Nominee in Family of Investment Companies*
Steven M. Joenk	EQ/ Equity Growth PLUS Portfolio	$10,001-$50,000	Over $100,000
	EQ/GAMCO Small Company Value Portfolio	Over $100,000
Theodossios Athanassiades	None		None
Jettie M. Edwards	None		None
David W. Fox	None		None
William M. Kearns, Jr.	None		None
Christopher P. A. Komisarjevksy	None		None
Harvey Rosenthal	None		None
Gary S. Schpero	None		None
Kenneth L. Walker	None		None
Caroline L. Williams	None		None

*	This column reflects information regarding ownership of equity securities issued by portfolios in the Trust and AXA Premier VIP Trust.

As of July 31, 2011, no Nominee who is or would be an Independent Trustee, and no member of his or her immediate family, beneficially owned or owned of record securities representing interests in AXA FMG, any Adviser or Distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes a Nominee’s spouse, children residing in his or her household and dependents of the Trustee.

Prior to April 12, 2011, Mr. Walker owned shares of T. Rowe Price Group, Inc. (“T. Rowe Group”). The shares owned by Mr. Walker represented less than 1% of T. Rowe Group’s outstanding common stock. T. Rowe Price Associates, Inc., a sub-

sidiary of T. Rowe Group, serves as the Adviser to the EQ/T. Rowe Price Growth Stock Portfolio. Mr. Walker disposed of his T. Rowe Group shares in a series of transactions that concluded on April 12, 2011. Prior to such disposition, the value of such shares was approximately $3 million.

Executive Officers of the Funds

The following table provides information regarding the executive officers of the Trust. Each executive officer was elected by the current Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Trust’s Board of Trustees. Unless otherwise noted, the business address of the Trust’s officers is 1290 Avenue of the Americas, New York, New York 10104.

Name, Address and Age*	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven M. Joenk (52)	Chairman, President, Chief Executive Officer and Trustee	From September 2004 to present, Trustee and Chairman and from December 2002 to present, Chief Executive Officer and President.	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, AXA FMG; from September 1999 to present, Senior Vice President, AXA Financial and AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s FMG; from July 2004 to present, Senior Vice President, MONY Life Insurance Company and MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc., Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management; and from January 2005 to present, Director, Chairman of the Board and President, MONY Financial Resources of Americas Limited.
Patricia Louie (55)	Vice President and Secretary	From July 1999 to present	From May 2011 to present, Senior Vice President and Corporate Counsel, AXA FMG; from February 2011 to present, Senior Vice President and Associate General Counsel, AXA Financial and AXA Equitable; and from May 2003 to February 2011, Vice President and Associate General Counsel, AXA Financial and AXA Equitable.
Brian E. Walsh (43)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Director and Senior Vice President, AXA FMG; and from February 2003 to present, Vice President of AXA Financial and AXA Equitable.
Kenneth Kozlowski (49)	Vice President	From June 2010 to present	From May 2011 to present, Senior Vice President, AXA FMG; from February 2011 to present, Vice President, AXA Financial; from December 2002 to June 2007, Chief Financial Officer and Treasurer, the Trust; and from July 2004 to present, Director, Enterprise Capital Management, Inc.

Name, Address and Age*	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Alwi Chan (36)	Vice President	From June 2007 to present	From May 2011 to present, Vice President, AXA FMG; from May 2007 to present, Vice President, AXA Financial and AXA Equitable; and from November 2005 to May 2007, Assistant Vice President, AXA Financial and AXA Equitable.
James Kelly (42)	Controller	From June 2007 to present	From May 2011 to present, Vice President, AXA FMG; from September 2008 to present, Vice President, AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Financial and AXA Equitable; and from July 2005 to February 2006, Assistant Treasurer, Lord Abbett & Co. (investment management firm).
Mary Cantwell (49)	Vice President	From July 1999 to present	From May 2011 to present, Director and Vice President, AXA FMG; from February 2001 to present, Vice President, AXA Financial; and from July 2004 to present, Director, Enterprise Capital Management, Inc.
Carla Byer (34)	Assistant Controller	From March 2007 to present	From May 2011 to present, Vice President, AXA FMG; from September 2008 to present, Vice President, AXA Equitable; and from February 2004 to September 2008, Assistant Vice President, AXA Financial and AXA Equitable.
Roselle Ibanga (32)	Assistant Controller	From March 2009 to present.	From February 2009 to present, Assistant Vice President, AXA Equitable; from December 2008 to February 2009, Director, AXA Equitable’s FMG; from October 2007 to December 2008, Second Vice President, New York Life Investment Management, LLC; from May 2007 to September 2007, Manager, AXA Equitable’s FMG; and from August 2004 to May 2007, Fund Administrator, AXA Equitable’s FMG.
Lisa Perrelli (36)	Assistant Controller	From March 2009 to present.	From September 2008 to present, Assistant Vice President, AXA Equitable; from February 2008 to September 2008, Director, AXA Equitable’s FMG; from September 2006 to February 2008, Manager, AXA Equitable’s FMG; and from November 2002 to September 2006, Fund Administrator, AXA Equitable’s FMG.
William T. MacGregor (35)	Vice President and Assistant Secretary	From September 2006 to present	From May 2011 to present, Vice President and Associate Corporate Counsel, AXA FMG; from May 2008 to present, Vice President and Counsel, AXA Equitable; from May 2007 to May 2008, Assistant Vice President and Counsel, AXA Equitable; from May 2006 to May 2007, Counsel AXA Equitable; and from March 2005 to April 2006, Associate Attorney, Sidley Austin LLP (law firm).

Name, Address and Age*	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joseph J. Paolo (40)	Chief Compliance Officer, Vice President and Anti-Money Laundering Compliance Officer	From May 2007 to present, Chief Compliance Officer, and from November 2005 to present, Vice President and Anti-Money Laundering Compliance Officer.	From May 2011 to present, Vice President and Chief Compliance Officer of AXA FMG; from June 2007 to present, Vice President, AXA Equitable and Chief Compliance Officer of AXA Equitable’s FMG; and from August 2005 to June 2007, Vice President and Deputy Compliance Officer, AXA Equitable’s FMG.
David Shagawat (36)	Vice President and Risk Officer	From March 2010, Vice President and Risk Officer, and from November 2005 to March 2010, Assistant Anti-Money Laundering Compliance Officer	From September 2007 to present, Assistant Vice President and Compliance Risk Manager, AXA Equitable; and from August 2005 to September 2007, Associate Compliance Officer, AXA Equitable.
Richard Guinnessey (47)	Vice President	From March 2010 to present	From September 2010 to present, Vice President, AXA Equitable; and from November 2005 to September 2010, Assistant Vice President, AXA Equitable.
Paraskevou Charalambous (48)	Assistant Secretary	November 2005 to present	From March 2000 to present, Senior Legal Assistant, AXA Equitable.
Helen Espaillat (47)	Assistant Secretary	March 2009 to present	From July 2004 to present, Senior Legal Assistant, AXA Equitable.
*	The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust. Each of the officers included in the table above holds similar positions with AXA Premier VIP Trust, with the exception of Ms. Charalambous and Ms. Espaillat.

Shareholder Communications

The Board of Trustees has provided for a process by which Contractholders may send communications to the Board. If a Contractholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Patricia Louie, Secretary of the Trust, 1290 Avenue of the Americas, New York, New York 10104, who will forward such communication to the Trustee(s) as appropriate.

Required Vote

In the election of Trustees, those Nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

The Trustees recommend that shareholders of the Trust vote “FOR” each Nominee in Proposal 1.

PROPOSAL 2: APPROVAL OF THE CLASS IA PLAN

Class IA shareholders of each Portfolio are being asked to approve the Class IA Plan. Under the Class IA Plan, Class IA shares of each Portfolio would be charged an annual shareholder service and distribution fee of 0.25% of the average daily net assets of the Portfolio attributable to Class IA shares. Some or all of these fees would be used to compensate AXA Distributors and its affiliates for shareholder servicing and distribution expenses relating to Class IA shares. If the Class IA Plan is approved by Class IA shareholders, the overall fees and expenses of the Class IA shares of each Portfolio would increase.

Class IA shares are offered at a public offering price that is equal to their net asset value, without an initial sales charge or a contingent deferred sales charge. Class IA shares are available for investment through certain variable annuity contracts and variable life insurance policies sold on or prior to June 30, 2012 and as otherwise described in the Prospectus.

Board Approval and Recommendation

At an in-person meeting held on July 12-13, 2011, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Class IA Plan or in any related agreement (the “Independent Trustees”), approved the Class IA Plan for the Class IA shares of each Portfolio and recommended that each Portfolio’s Class IA shareholders approve the Class IA Plan.

Background

Rule 12b-1 under the 1940 Act prohibits a mutual fund from engaging directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares unless the mutual fund does so in accordance with the terms and conditions set forth in the rule. Rule 12b-1 requires any mutual fund paying such distribution expenses to adopt a written plan, which is sometimes referred to as a “Rule 12b-1 plan.” In order to be adopted and implemented, a Rule 12b-1 plan initially must be approved by the board of directors of a mutual fund, including the directors who are not “interested persons” (as that term is defined in the 1940 Act) of the mutual fund and who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the plan. A Rule 12b-1 plan also must be approved by the affirmative vote of at least “a majority of outstanding voting securities” (as that term is defined in the 1940 Act) of the fund.

The Trust currently consists of 63 separate Portfolios. Each Portfolio has established Class IA and Class IB shares and 62 of the 63 Portfolios have established Class K shares. Class IA shares and Class IB shares currently may be sold to insurance company separate accounts in connection with Contracts issued by the Insurance Companies (or other insurance companies), The AXA Equitable 401(k) Plan, other tax-qualified retirement plans and other eligible investors. Class K shares may be sold only to Portfolios of the Trust, portfolios of AXA Premier VIP Trust and retirement plans. (Portfolios that invest substantially in other portfolios are sometimes called “funds of funds.”)

Class IA shares and Class K shares of the Trust are not currently subject to a Rule 12b-1 plan; however, Class IB shares of each Portfolio are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Class IB Plan”). The Trust’s Class IB Plan was adopted on March 31, 1997 as part of the establishment and initial issuance of Class IB shares and was last amended on July 14, 2010. Under the Class IB Plan, each Portfolio is authorized to pay an annual distribution and shareholder service fee of up to 0.25% of each Portfolio’s average daily net assets attributable to Class IB shares for any activities or expenses primarily intended to result in the sale or servicing of Class IB shares. At a meeting on July 13-14, 2010, the Board approved the amendment of the Class IB Plan to reflect a reduction in the maximum amount of the annual fee that could be paid pursuant to the Class IB Plan from 0.50% to 0.25% of the average daily net assets attributable to Class IB shares of a Portfolio. Some or all of the fees paid by a Portfolio’s Class IB shares pursuant to the Class IB Plan can be used to compensate AXA Distributors for such activities or expenses. AXA Distributors also may use amounts received pursuant to the Class IB Plan to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution and shareholder servicing of Class IB shares. Additional information regarding the Trust’s Class IB Plan, including the aggregate amount of fees paid by each Portfolio’s Class IB shares under the Class IB Plan for the last fiscal year, is included in Exhibit C.

The Board considered AXA FMG’s proposal that the Board adopt the Class IA Plan for each Portfolio to finance shareholder servicing and distribution for the Class IA shares at Board meetings held on June 6-8, 2011 and July 12-13, 2011. As discussed further below in “Board Consideration of the Class IA Plan,” Class IA shares generally have received the same level of shareholder services as Class IB shares. In addition, Class IA shares, like Class B shares, benefit from the enhancements to these services that have been made over time, and that may be made in the future. However, the Class IB shares are charged a distribution and shareholder service fee while the Class IA shares currently are not. Because the Class IA shares of the Trust do not currently impose a fee under Rule 12b-1, AXA Distributors and its affiliates must finance out of their own resources any shareholder servicing and distribution activities relating to the Class IA shares of a Portfolio, as well as any enhancements to such services and activities. AXA FMG explained to the Board at this meeting that implementation of the Class IA Plan would provide resources to AXA Distributors and its affiliates to continue to provide the same level of shareholder support and distribution services as is currently provided to Class IA shareholders and to continue to develop enhancements to such services in the future. In the event that the Class IA Plan is not implemented, AXA FMG explained that certain services and enhancements would no longer be available to Class IA shareholders.

Summary of the Class IA Plan

A form of the Class IA Plan is attached to this Proxy Statement as Exhibit D. The following description of the Class IA Plan is only a summary. You should refer to Exhibit D for the complete Class IA Plan.

Under the Class IA Plan, Class IA shares of each Portfolio would be charged an annual shareholder services and distribution fee of 0.25% of the average daily net assets attributable to Class IA shares of the Portfolio. Pursuant to the Class IA Plan, some or all of these fees could be used to compensate AXA Distributors for services rendered and expenses borne in connection with activities primarily intended to result in the sale or servicing of Class IA shares. These Rule 12b-1 fees would be accrued daily and paid monthly. AXA Distributors also may use amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services with respect to Class IA shares. If the Class IA Plan is approved by shareholders, it is anticipated that the Distribution Agreements between the Portfolios and AXA Distributors with respect to the Class IA shares will be amended to reflect that AXA Distributors may be compensated for services provided and/or expenses assumed on behalf of the Class IA shares.

The Class IA Plan is of a type known as a “compensation” plan because payments would be made for services rendered to the Trust with respect to Class IA shares regardless of the level of expenditures by AXA Distributors. The Trustees would, however, take into account such expenditures for purposes of reviewing operations under the Class IA Plan. Some or all of the Rule 12b-1 fees paid to AXA Distributors under the Class IA Plan may be spent on any activities or expenses primarily intended to result in the sale or servicing of Class IA shares, including, without limitation: (a) compensation to and expenses of employees of AXA Distributors that engage in the servicing or distribution of the Class IA shares; (b) printing and mailing of prospectuses, statements of additional information, and reports to prospective investors in Class IA shares through the Contracts; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the servicing and distribution of Contracts investing indirectly in Class IA shares; (d) expenses relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Trust; (e) expenses of holding seminars and sales meetings designed to promote the servicing and distribution of the Class IA shares; (f) expenses of obtaining information and providing explanations to Contractholders regarding

Portfolio investment objectives and policies and other information about the Trust and its Portfolios; (g) expenses of training sales and servicing personnel regarding the Trust; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Contracts to the Trust; and (i) expenses of personal services and/or maintenance of Contract accounts with respect to Class IA shares attributable to such accounts.

The Class IA Plan provides that any person authorized to direct the disposition of monies paid or payable by the Class IA shares of the Trust pursuant to the plan or any related agreement shall provide to the Board, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The Class IA Plan and any related agreement will continue in effect, with respect to each Portfolio, for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of (a) the Trust’s Board of Trustees and (b) the Trust’s Independent Trustees, cast in person at a meeting called for the purpose of voting on the Class IA Plan or such agreement, as applicable. In addition, the Class IA Plan and any related agreement may be terminated at any time with respect to the Class IA shares of any Portfolio by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the Class IA shares of that Portfolio. The Class IA Plan may not be amended to increase materially the amount of distribution and shareholder service fees permissible with respect to the Class IA shares of any Portfolio until it has been approved by a vote of at least a majority of the outstanding voting securities representing the Class IA shares of that Portfolio.

Fees and Expenses

The tables in Exhibit E, which describe the fees and expenses that you may pay if you buy and hold shares of a Portfolio, show the fees and expenses of the Class IA shares of each Portfolio and the estimated pro forma fees and expenses of the Class IA shares of each Portfolio assuming approval of the Class IA Plan. Fees and expenses for each Portfolio are based on those incurred by its Class IA shares for the fiscal year ended December 31, 2010. The pro forma fees and expenses of the Class IA shares of each Portfolio assume that the Class IA Plan had been in effect for the last year ended on that date. If the Class IA Plan is approved by Class IA shareholders, the overall fees and expenses of the Class IA shares of each Portfolio would increase. The tables do not reflect any fees and expenses associated with a Contract, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Board Consideration of the Class IA Plan

The Board considered AXA FMG’s proposal that the Board adopt the Class IA Plan for each Portfolio to finance shareholder servicing and distribution for the Class IA shares at meetings of the Board held on June 6-8, 2011 and July 12-13, 2011. In connection with its proposal, AXA FMG explained that the Class IA shares of the Trust were originally offered in 1997 and that, at that time, it was anticipated that certain portfolios of another registered investment company would eventually reorganize (“acquired portfolios”) into certain Portfolios of the Trust. AXA FMG noted that the Class IA shares of these acquired portfolios were not subject to a Rule 12b-1 fee and that, in order to facilitate the reorganization of the Class IA shares of the acquired portfolios into certain Portfolios of the Trust, the Class IA shares of the Trust were designed to mirror the Class IA shares of the acquired portfolios. AXA FMG explained, however, that the Class IA shares generally have received the same level of shareholder services as Class IB shares of the Trust, which are subject to a Rule 12b-1 fee, and have benefited from these services. AXA FMG also explained that Class IA shares, like Class IB shares, have benefited from enhancements to these services that have been made by AXA Distributors and its affiliates over time, and that may be made in the future.

AXA FMG then noted that, because the Class IA shares of the Trust currently are not subject to a Rule 12b-1 fee, AXA Distributors and its affiliates have financed the shareholder servicing and distribution activities relating to the Class IA shares of the Portfolios out of their own resources since the Class IA shares of the Trust were first offered. AXA FMG explained that, since Class IA shares were first offered in 1997, the Portfolios offered by the Trust have become increasingly complex, due in large part to the increasing complexity of, and changes within, the financial markets, the competitive nature of the financial services industry, and the needs of Contractholders, and that, as a result, AXA Distributors and its affiliates have increased the amount and types of services and support available to all Contractholders over the years in order to provide (either directly or through intermediaries) enhanced personal services, guidance and education, among other things, with respect to investments in the Portfolios. AXA FMG also explained that implementation of the Class IA Plan would provide resources to AXA Distributors and its affiliates to continue to provide the same level of shareholder support and distribution services as is currently provided to Class IA shareholders and to continue to develop enhancements to such services in the future. AXA FMG also explained that, in the future, unless the Class IA Plan is implemented, certain services and enhancements would no longer be made available to Class IA shareholders.

In determining whether to approve the Class IA Plan and recommend its approval to shareholders, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the nature and causes of the circumstances which make approval of the Class IA Plan necessary and appropriate; (2) the way in which the Class IA Plan would address those circumstances, including the nature and approximate amount of expenditures and the relationship of the expenditures to the overall cost structure of the Portfolios; (3) the nature of any anticipated benefits; (4) the possible benefits of the Class IA Plan to any other person relative to those of the Trust; (5) the effect of the Class IA Plan on existing Contractholders; (6) competitive conditions in the variable insurance products industry; and (7) the relationship of the Class IA Plan to other distribution efforts of the Trust. In considering the Class IA Plan, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared specifically in connection with the consideration of the Class IA Plan, as well as information furnished and discussed throughout the year at regular and special Board meetings. The information specifically prepared by AXA FMG for the meeting included a detailed memorandum and other materials addressing the factors outlined above. Information furnished and discussed throughout the year included information regarding the Trust’s servicing and distribution arrangements, as well as periodic reports on shareholder services and distribution expenses incurred by AXA Distributors and its affiliates in connection with the Trust’s Class IB Plan.

The Independent Trustees met in advance of the meeting at which the Class IA Plan was considered and approved, and multiple times in executive session during the meeting, to review the information provided. AXA FMG representatives attended portions of the executive sessions to review and discuss matters relating to the Class IA Plan and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by AXA FMG representatives, the Independent Trustees and AXA FMG representatives engaged in extensive discussions regarding the Class IA Plan. The Independent Trustees were assisted by independent counsel during these meetings and during their deliberations regarding the Class IA Plan, and also received materials discussing the legal standards applicable to their consideration of the Class IA Plan.

In connection with its deliberations, the Board gave particular attention to the fact that the approval of the Class IA Plan would increase the overall expenses of the Portfolios’ Class IA shares and, consequently, their expense ratios. The Board noted, however, that AXA Distributors and its affiliates have been bearing the costs of the Class IA shares’ shareholder and distribution servicing efforts out of their own resources and that, absent such support, AXA Distributors and its affiliates would not continue to provide the current level of services to Class IA shareholders and may not continue to implement enhancements to such services for the benefit of Class IA shares in the future. In this connection, the Board considered the importance of maintaining strong servicing efforts in order to provide Contractholders with information and other services that allow them to maximize the benefits afforded by the Contracts. The Board noted that any reduction in services for the Class IA shares could negatively impact the level of assets in the Portfolios and, thereby, increase expenses for Class IA shareholders.

In addition, the Board considered that (1) the Class IA Plan would require that the Trustees be provided, and that they review, on at least a quarterly basis, a written report describing the amounts expended under the Class IA Plan and the purposes for which such expenditures were made; (2) the adoption of the Class IA Plan would make expenditures intended to promote shareholder servicing and distribution of the

Portfolios’ shares more transparent to Class IA shareholders and to the Board; and (3) the overall shareholder and distribution servicing arrangements for the Trust would assist in maintaining the competitive position of the Portfolios in relation to other insurance fund complexes.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board, including the Independent Trustees, concluded that there was a reasonable likelihood that the Class IA Plan would benefit the Portfolios and their Class IA shareholders. Based on its review, the Board, including such Independent Trustees, approved the Class IA Plan and directed that the Class IA Plan be submitted to Class IA shareholders of the Portfolios for approval.

Required Vote

Approval of the Class IA Plan with respect to Class IA shares of a Portfolio will require the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of a Portfolio, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Portfolio, or (ii) 67% or more of the voting securities of the Portfolio present at the Meeting if more than 50% of the Portfolio’s outstanding voting securities are present at the Meeting in person or by proxy. For this purpose, “voting securities” refers to the Class IA shares of each Portfolio. The approval of the Class IA Plan by the Class IA shareholders of a Portfolio is not contingent upon the approval of the Class IA Plan by the Class IA shareholders of any other Portfolio.

The Trustees recommend that the Class IA shareholders of each Portfolio vote “FOR” Proposal 2.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. Before PwC is engaged by the Trust to render audit or non-audit services, its engagement is approved by the Trust’s Audit Committee or it is entered into pursuant to pre-approval policies and procedures established by the Trust’s Audit Committee. Representatives of PwC are not expected to attend the Meeting. The table below sets forth the fees billed for services rendered by PwC to the Trust for the last two fiscal years.

	Fiscal Year Ended December 31, 2009	Fiscal Year Ended December 31, 2010
Audit Fees[1]	$281,460	$2,266,029
Audit-Related Fees[2]	$190,512	$193,192
Tax Fees[3]	$856,532	$648,412
All Other Fees[4]	None	None
Non-Audit Fees[5]	None	None

1	Reflects aggregate fees billed for the fiscal year for professional services rendered by PwC in connection with the audit or review of the Trust’s financial statements as well as those services provided in connection with statutory and regulatory filings or engagements.
2	Reflects aggregate fees billed for the fiscal year for assurance and related services rendered by PwC that were reasonably related to PwC’s audit or review of financial statements. Such services include consultation with management regarding accounting, operational or regulatory implications of proposed or actual transactions affecting the operations of the financial reporting of a Portfolio. The Trust’s Audit Committee approved, with respect to the Trust, all such services.
3	Reflects aggregate fees billed for the fiscal year for professional services rendered by PwC in connection with tax compliance, tax advice and tax planning. Such services include reviewing and signing of federal income tax returns and applicable local and state returns, calculating book/tax differences, calculating and/or reviewing excise tax distributions and returns, and consulting with management regarding tax consequences of proposed or actual transactions, tax planning and compliance issues. The Trust’s Audit Committee approved, with respect to the Trust, all such services.
4	Reflects aggregate fees billed for the fiscal year for products and services (other than those previously noted above) provided by PwC.
5	Reflects aggregate fees billed for the fiscal year for non-audit services rendered by PwC to the Trust.

VOTING INFORMATION

The following information applies to each Portfolio for which you are entitled to vote.

Voting Rights

Shareholders with amounts allocated to the Portfolios at the close of business on the Record Date will be entitled to be present and vote or give voting instructions for the applicable Portfolio at the Meeting with respect to their shares or shares attributable to their Contracts as of the Record Date.

Each whole share of a Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table in Exhibit F shows the number of outstanding shares of the Trust and each Portfolio as of the Record Date that are entitled to vote at the Meeting. Together, the Insurance Companies owned of record more than 95% of those shares.

Required Shareholder Vote

In the election of Trustees under Proposal 1, those Nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. Approval of Proposal 2 with respect to a Portfolio will require the affirmative vote of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities, whichever is less. With respect to Proposal 2, “voting securities” refers to the Class IA shares of a Portfolio. The Class IA shareholders of a Portfolio will vote on the approval of the

Class IA Plan with respect to that Portfolio separately from the Class IA shareholders of each other Portfolio. In addition, the approval of the Class IA Plan by the Class IA shareholders of a Portfolio is not contingent upon the approval of the Class IA Plan by the Class IA shareholders of any other Portfolio.

With respect to Proposal 1, the presence, in person or by proxy, of at least one-third of the shares of the Trust entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. If a proxy card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of each Nominee. If a shareholder abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against the Nominees. The approval of one Nominee is not contingent on the approval of the other Nominees.

With respect to Proposal 2, the presence, in person or by proxy, of at least one-third of the Class IA shares of a Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Portfolio. If a proxy card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor the Class IA Plan. If a shareholder abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against the Class IA Plan.

The approval of one proposal is not contingent on the approval of the other proposal.

To the knowledge of the Trust, as of the Record Date, the current Trustees, the Nominees and officers owned, individually and as a group, less than 1% of the shares of the Trust and each Portfolio.

AXA Equitable and certain of its affiliated companies may be deemed to be control persons of the Trust by virtue of their direct or indirect ownership of more than 95% of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of the Trust or a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote. As of the Record Date, except as set forth in Exhibit G, to the Trust’s knowledge, (1) no person, other than the Insurance Companies, owned beneficially or of record more than 5% of any class of the outstanding shares of the Trust or a Portfolio and (2) no Contractholder owned Contracts entitling such Contractholder to give voting instructions regarding more than 5% of any class of the outstanding shares of the Trust or a Portfolio.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made by the Trust primarily by distribution of this Notice and Proxy Statement by mail and electronic delivery.

In addition to the solicitation of proxies and voting instructions by mail and electronic delivery, officers and agents of the Trust and employees of AXA FMG and its affiliates, without additional compensation, may solicit proxies and voting instructions in person or by telephone, fax, the internet, personal interview or other permissible means. In lieu of executing a proxy or voting instruction card, you may attend the Meeting in person.

Contractholders with amounts allocated to a Portfolio on the Record Date will be entitled to be present and give voting instructions for that Portfolio at the Meeting with respect to shares held indirectly as of the Record Date, to the extent required by applicable law. An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. An Insurance Company will vote shares attributable to Contracts for which it is the Contractholder “FOR” each proposal. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares in favor of the applicable proposal. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contractholders, or which are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the Insurance Company “FOR” or “AGAINST” approval of the proposal, or as an abstention, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine the outcome of any proposal.

Voting instructions executed by a Contractholder may be revoked at any time prior to an Insurance Company voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with proper later-dated voting instructions by voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by an Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by an Insurance Company representative attending the Meeting and voting in person.

An Insurance Company will vote as directed by the voting instruction card, but in the absence of voting instructions in any voting instruction card that is signed and returned, an Insurance Company intends to vote “FOR” the applicable proposal and may vote in its discretion with respect to other matters not now known to the Board that may be presented at the Meeting.

Proxy Solicitation

The cost of the Meeting, including the cost of solicitation of proxies and voting instructions with respect to Proposal 1 will be borne by the Trust and with respect to Proposal 2 will be borne by AXA FMG. The principal solicitation will be by mail and by electronic delivery, but voting instructions also may be solicited by telephone, fax, personal interview by officers or agents of AXA FMG, the Trust or its affiliates, through the Internet, or other permissible means. Contractholders can provide voting instructions: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed voting instruction card.

Adjournment

If a quorum is not established at the Meeting or sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. An Insurance Company will vote in favor of such adjournment those proxies that it is entitled to vote in favor of the proposal. An Insurance Company will vote against the adjournment those proxies required to be voted against the proposal. The costs of any additional solicitation and any adjourned session will be allocated as described above in the section called “Proxy Solicitation.”

Other Matters

The Trust is not aware of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the proxyholders will vote thereon in their discretion and in accordance with their best judgment.

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting. In order for a shareholder proposal to be incorporated in the Trust’s proxy statement for a meeting of shareholders, the proposal must be received a reasonable time before the Trust begins to print and send its proxy materials to shareholders. Any notice of a shareholder proposal that is not received by the Trust within a reasonable time before the Trust sends its proxy materials relating to a particular meeting will be considered untimely.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, an Insurance Company will vote those unmarked voting instructions in favor of a proposal.

* * * * *

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to Contractholders. Contractholders may request additional copies of the Trust’s annual or semi-annual reports, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 877-522-5035.

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXY OR VOTING INSTRUCTION CARDS PROMPTLY.

INDEX TO EXHIBITS TO PROXY STATEMENT

EXHIBIT A

NAMES AND ADDRESSES OF THE ADVISERS

AllianceBernstein, L.P. 1345 Avenue of the Americas New York, NY 10105	SSgA Funds Management One Lincoln Street Boston, MA 02111
MFS Investment Management 500 Boylston Street Boston, MA 02116	Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020
Capital Guardian Trust Company 11100 Santa Monica Boulevard, 17th Floor Los Angeles, CA 90025	JPMorgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036
Calvert Asset Management Company, Inc. 4550 Montgomery Avenue, Suite 1000N Bethesda, MD 20814	Bridgeway Capital Management, Inc. 5615 Kirby Drive, Suite 518 Houston, TX 77005-2448
Boston Advisors, LLC One Federal Street 26th Floor Boston, MA 02110	Marsico Capital Management, LLC 1200 17th Street Denver, CO 80202
The Dreyfus Corporation 200 Park Avenue New York, NY 10166	GAMCO Asset Management Inc. One Corporate Center Rye, NY 10580
Montag & Caldwell, Inc. 3455 Peachtree Road, N.W., Suite 1200 Atlanta, GA 30326-3249	Wellington Management Company LLP 75 State Street Boston, MA 02109
First International Advisors 3 Bishopsgate London EC2N 3AB England	Lord Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302
Franklin Advisory Services, LLC One Parker Plaza, Ninth Floor Fort Lee, NJ 07024	UBS Global Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606
Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, NJ 07078	Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906
BlackRock Investment Management LLC P.O. Box 9011 Princeton, NJ 08543-9011	Davis Selected Advisers, L.P. 2949 East Elvira Road, Suite 101 Tucson, AZ 85706
BlackRock Capital Management, Inc. 100 Bellevue Parkway Wilmington, DE 19809	OppenheimerFunds, Inc. Two World Financial Center 225 Liberty Street, 11th Floor New York, NY 10281-1008
Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Templeton Investment Counsel 5500 E. Broward Boulevard Fort Lauderdale, FL 33394
Institutional Capital, LLC 225 W. Wacker Drive, Suite 2400 Chicago, IL 60606	Wentworth, Hauser and Violich, Inc. 353 Sacramento Street, Suite 600 San Francisco, CA 94111

A-1

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	Hirayama Investments 301 Battery Street, Suite 400 San Francisco, CA 94111
Pacific Investment Management Company, LLC 840 Newport Center Drive Newport Beach, CA 92660	Northern Cross, LLC 125 Summer Street, Suite 1400 Boston, MA 02110
Wells Capital Management, Inc. 525 Market Street, 10th Floor San Francisco, CA 94105

A-2

EXHIBIT B

NOMINATING AND COMPENSATION COMMITTEE CHARTER

Nominating and Compensation Committee Membership

The Nominating and Compensation Committee (the “Committee) of EQ Advisors Trust (the “Trust”) shall be composed entirely of Independent Trustees and may be comprised of one or more such Independent Trustees. The control of the selection and nomination process for additional Independent Trustees shall rest with the Committee. If requested by the Committee, the President, and other officers of the Trust, although not members of the Committee, may have a role in recommending candidates and recruiting them for the Board of Trustees of EQ Advisors Trust (“Board”). The President and other officers of the Trust may also provide administrative assistance to the Committee in the selection and nomination process. The Committee shall give recommendations provided by the President and other officers of the Trust the same consideration as any other candidate.

Purposes of the Committee

The purposes of the Committee are to:

(a)    propose nominations for Independent Trustee membership on the Board and membership on all committees of the Trust;

(b)    review the compensation arrangements for the Independent Trustees of the Trust for service as Board members and committee members;

(c)    provide oversight of the Trust’s Chief Compliance Officer (“CCO”);

(d)    establish, and review as necessary, the process to conduct the annual self-assessment of the Board and committees of the Trust; and

(e)    review the independence of counsel to the Independent Trustees of the Trust.

Board Nominations and Functions

1.    The Committee shall make nominations for Independent Trustee membership on the Board. The Committee shall evaluate candidates’ qualifications for Board membership, and their independence from the Fund’s investment adviser and other principal service providers. Persons selected must not be “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser or its affiliates. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

2.    The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

3.    The Committee shall periodically review Trustee compensation and shall recommend any appropriate changes to the Board as a group.

Committee Nominations and Functions

1.    The Committee shall make nominations for membership on all committees of the Trust and shall review Board committee assignments as necessary.

2.    The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Compliance Functions

The Committee shall provide the following:

Oversight of the Trust’s CCO

1.    The Committee shall assist the Board in the selection, appointment, retention and termination of the Trust’s CCO. After considering such matters as it deems appropriate, including the recommendation of the Manager, the Committee shall propose to the Board an individual who will serve as the Trust’s CCO and be responsible for administering the Trust’s Compliance Program (including any replacement of the CCO).

2.    The Committee shall review and evaluate the CCO’s qualifications, including, when applicable, consideration of the CCO’s effectiveness in devising, implementing, maintaining and updating the Trust’s Compliance Program and the CCO’s overall performance.

3.    The Committee shall assist the Board in evaluating and approving the compensation paid to the CCO. The Committee shall meet in executive session from time to time, as it deems appropriate, with the Manager outside the presence of the CCO to discuss the performance and compensation of the CCO and the effectiveness of the Compliance Program.

Compensation Arrangements for the Independent Trustees and Committee Members

1.    The Committee shall review, as appropriate, the compensation arrangements of the Independent Trustees of the Trust and each committee to determine whether such compensation is appropriate.

2.    The Committee, in conjunction with AXA Equitable Life Insurance Company, may participate in industry surveys relating to mutual fund directors/trustees compensation and board practices or request that such information be provided to the Committee to carry out this function.

3.    The Committee shall make recommendations to the Board regarding any modifications to the compensation to be paid to the Independent Trustees and committee members for approval.

Other Powers and Responsibilities

1.    The Committee shall establish, and review as necessary, the process to conduct the annual self-assessment of the Board and committees of the Trust.

2.    The Committee shall review the independence of counsel to the Independent Trustees of the Trust.

3.    The Committee shall normally meet at least semi-annually and is empowered to hold special meetings as circumstances require.

4.    The Committee shall be empowered to investigate and report on any other matter brought to its attention within the scope of its duties.

5.    The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

6.    The Committee shall review this Charter at least annually and recommend any changes to the Board.

Adopted by the Nominating and Compensation Committee

December 7, 1999

Amended and Approved — May 22, 2001

Amended and Approved — March 4, 2008

EXHIBIT C

ADDITIONAL INFORMATION REGARDING THE CLASS IB PLAN

The table below sets forth the amount of distribution and shareholder service fees paid by each Portfolio’s Class IB shares pursuant to the Class IB Plan during the fiscal year ended December 31, 2010, both in the aggregate and as a percentage of the Portfolio’s average daily net assets attributable to Class IB shares. The amounts reflected in the table below were paid to AXA Distributors, the Trust’s distributor, and to AXA Advisors, LLC, which was a distributor of the Trust’s shares during the time period covered in the table. AXA Distributors and AXA Advisors, LLC are affiliates of AXA FMG and AllianceBernstein L.P., an Adviser to certain Portfolios.

Portfolio Name	Aggregate Rule 12b-1 Fees Paid	Percentage of Average Daily Nets Assets
All Asset Allocation Portfolio	$658,561	0.25%
ATM Core Bond Portfolio	$0	0.00%
ATM Government Bond Portfolio	$0	0.00%
ATM International Portfolio	$0	0.00%
ATM Large Cap Portfolio	$0	0.00%
ATM Mid Cap Portfolio	$0	0.00%
ATM Small Cap Portfolio	$0	0.00%
AXA Balanced Strategy Portfolio	$722,661	0.25%
AXA Conservative Growth Strategy Portfolio	$407,139	0.25%
AXA Conservative Strategy Portfolio	$240,311	0.25%
AXA Growth Strategy Portfolio	$994,238	0.25%
AXA Moderate Growth Strategy Portfolio	$1,701,239	0.25%
AXA Tactical Manager 2000 Portfolio	$23,012	0.25%
AXA Tactical Manager 400 Portfolio	$21,115	0.25%
AXA Tactical Manager 500 Portfolio	$48,449	0.25%
AXA Tactical Manager International Portfolio	$41,382	0.25%
AXA Ultra Conservative Strategy Portfolio	$0	0.00%
EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio	$0	0.00%
EQ/AllianceBernstein Small Cap Growth Portfolio	$1,319,068	0.25%
EQ/AXA Franklin Small Cap Value Core Portfolio	$311,090	0.25%
EQ/BlackRock Basic Value Equity Portfolio	$3,465,539	0.25%
EQ/Boston Advisors Equity Income Portfolio	$699,035	0.25%
EQ/Calvert Socially Responsible Portfolio	$175,503	0.25%
EQ/Capital Guardian Research Portfolio	$2,841,997	0.25%
EQ/Common Stock Index Portfolio	$3,069,904	0.25%
EQ/Core Bond Index Portfolio	$3,218,050	0.25%
EQ/Davis New York Venture Portfolio	$915,035	0.25%
EQ/Equity 500 Index Portfolio	$3,767,328	0.25%
EQ/Equity Growth PLUS Portfolio	$4,373,808	0.25%
EQ/Franklin Core Balanced Portfolio	$1,609,188	0.25%
EQ/Franklin Templeton Allocation Portfolio	$3,418,221	0.25%
EQ/GAMCO Mergers and Acquisitions Portfolio	$478,834	0.25%
EQ/GAMCO Small Company Value Portfolio	$3,258,022	0.25%
EQ/Global Bond PLUS Portfolio	$1,357,457	0.25%
EQ/Global Multi-Sector Equity Portfolio	$4,521,315	0.25%
EQ/Intermediate Government Bond Index Portfolio	$1,272,627	0.25%

Portfolio Name	Aggregate Rule 12b-1 Fees Paid	Percentage of Average Daily Nets Assets
EQ/International Core PLUS Portfolio	$2,285,232	0.25%
EQ/International Equity Index Portfolio	$2,143,180	0.25%
EQ/International ETF Portfolio	$2,417	0.25%
EQ/International Value PLUS Portfolio	$2,801,882	0.25%
EQ/JPMorgan Value Opportunities Portfolio	$881,122	0.25%
EQ/Large Cap Core PLUS Portfolio	$450,114	0.25%
EQ/Large Cap Growth Index Portfolio	$1,420,422	0.25%
EQ/Large Cap Growth PLUS Portfolio	$1,651,498	0.25%
EQ/Large Cap Value Index Portfolio	$320,444	0.25%
EQ/Large Cap Value PLUS Portfolio	$3,904,732	0.25%
EQ/Lord Abbett Large Cap Core Portfolio	$528,655	0.25%
EQ/MFS International Growth Portfolio	$1,052,596	0.25%
EQ/Mid Cap Index Portfolio	$2,697,526	0.25%
EQ/Mid Cap Value PLUS Portfolio	$4,118,571	0.25%
EQ/Money Market Portfolio*	$981,439	0.25%
EQ/Montag & Caldwell Growth Portfolio	$864,103	0.25%
EQ/Morgan Stanley Mid Cap Growth Portfolio	$1,552,618	0.25%
EQ/Mutual Large Cap Equity Portfolio	$646,760	0.25%
EQ/Oppenheimer Global Portfolio	$545,769	0.25%
EQ/PIMCO Ultra Short Bond Portfolio	$4,155,906	0.25%
EQ/Quality Bond PLUS Portfolio	$1,783,805	0.25%
EQ/Small Company Index Portfolio	$1,671,391	0.25%
EQ/T. Rowe Price Growth Stock Portfolio	$1,463,333	0.25%
EQ/Templeton Global Equity Portfolio	$528,685	0.25%
EQ/UBS Growth and Income Portfolio	$356,494	0.25%
EQ/Van Kampen Comstock Portfolio	$614,281	0.25%
EQ/Wells Fargo Omega Growth Portfolio	$1,092,014	0.25%

*	The Class IB shares of the EQ/Money Market Portfolio accrued Rule 12b-1 fees for the fiscal year ended December 31, 2010 at an annual rate of 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares of that Portfolio. However, for the period from May 1, 2010 through December 31, 2010, the Distributor voluntarily waived receipt of all Rule 12b-1 fees. All amounts waived were retained by the Portfolio.

EXHIBIT D

FORM OF EQ ADVISORS TRUST

SHAREHOLDER SERVICES AND DISTRIBUTION PLAN FOR CLASS IA SHARES

WHEREAS, The Board of Trustees of the EQ Advisors Trust (the “Trust”), including the Independent Trustees (as defined herein), have concluded in the exercise of their reasonable business judgment and in light of their fiduciary duties under the Investment Company Act of 1940, as amended (the “Act”), that there is a reasonable likelihood that this Plan (the “Plan”) will benefit each of the Trust’s constituent portfolios (each a “Portfolio”) and the Class IA shareholders thereof;

NOW, THEREFORE, in consideration of the foregoing, this Plan is hereby adopted as follows:

Section 1.    The Trust is authorized to pay a fee (the “Shareholder Services/Distribution Fee”) for services rendered and expenses borne in connection with the distribution and servicing of the Class IA shares of the Trust, at an annual rate with respect to each Portfolio not to exceed 0.25% of the average daily net assets attributable to the Portfolio’s Class IA shares. Some or all of such Shareholder Services/Distribution Fee may be paid to the distributor of the Trust’s Class IA shares (“Class IA Distributor”) in accordance with the distribution agreements with the Class IA Distributor. Subject to such limit and subject to the provisions of Section 9 hereof, the Shareholder Services/Distribution Fee shall be approved from time to time by: (a) a majority of the Board of Trustees of the Trust and (b) a majority of the Trustees who (i) are not “interested persons” of the Trust, as defined in the Act, and (ii) have no direct or indirect financial interest in the operation of the Plan or any agreements related thereto (“Independent Trustees”), and may be paid in respect of services rendered and/or expenses borne in the past connection with the Portfolios’ Class IA shares as to which no Shareholder Services/Distribution Fee was paid on account of such limitation. If at any time this Plan shall not be in effect with respect to the Class IA shares of all Portfolios of the Trust, the Shareholder Services/Distribution Fee shall be computed on the basis of the net assets of the Class IA shares of those Portfolios for which the Plan is in effect. The Shareholder Services/Distribution Fee shall be accrued daily and paid monthly or at such other intervals as the Board of Trustees shall determine.

Section 2.    Some or all of the Shareholder Services/Distribution Fee paid to each of the Class IA Distributors may be spent on any activities or expenses primarily intended to result in the sale or servicing of Class IA shares of the Trust, including but not limited to the following:

(a)    compensation to and expenses, including overhead and telephone expenses, of employees of the Class IA Distributor that engage in the distribution of the Class IA shares;

(b)    printing and mailing of prospectuses, statements of additional information, and reports for prospective purchases of variable annuity or variable life insurance contracts (“Variable Contracts”) investing indirectly in Class IA shares;

(c)    compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts investing indirectly in Class IA shares;

(d)    expenses relating to the development, preparation, printing, and mailing of Trust advertisements, sales literature, and other promotional materials describing and/or relating to the Trust;

(e)    expenses of holding seminars and sales meetings designed to promote the distribution of the Class IA shares;

(f)    expenses of obtaining information and providing explanations to Variable Contract owners regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios;

(g)    expenses of training sales personnel regarding the Trust;

(h)    expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Trust; and

(i)    expenses of personal services and/or maintenance of Variable Contract accounts with respect to Class IA shares attributable to such accounts.

Section 3.    This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (a) the Trustees of the Trust, and (b) the Independent Trustees of the Trust, as defined herein, cast in person at a meeting called for the purpose of voting on this Plan or such agreement. Approval of the Plan in this manner, with respect to any Portfolio, prior to the initial public offering of the Class IA shares of such Portfolio shall be deemed to have been approved by that Portfolio’s outstanding voting securities. If the Plan is adopted after the public offering of the Class IA shares of a Portfolio or the sale of such securities to persons who are not affiliated persons of the Portfolio, affiliated persons of such persons, promoters of the Portfolio or affiliated persons of such promoters, the Plan shall be approved by a vote of at least a majority of the outstanding voting securities representing the Class IA shares of such Portfolio prior to implementation of the Plan.

Section 4.    This Plan shall continue in effect for a period of more than one year after it takes effect only for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 3 hereof.

Section 5.    Any person authorized to direct the disposition of monies paid or payable by the Class IA shares of the Trust pursuant to this Plan or any related agreement shall provide to the Board of Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 6.    This Plan may be terminated at any time with respect to the Class IA shares of any Portfolio by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities representing the Class IA shares of that Portfolio.

Section 7.    All agreements with any person relating to implementation of this Plan with respect to the Class IA shares of any Portfolio shall be in writing, and any agreement related to this Plan with respect to the Class IA shares of any Portfolio shall provide:

(a)    That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the Class IA shares of such Portfolio, on not more than 60 days’ written notice to any other party to the agreement; and

(b)    That such agreement shall terminate automatically in the event of its assignment.

Section 8.    This Plan may not be amended to materially increase the amount of Shareholder Services/Distribution Fees permitted pursuant to Section 1 hereof with respect to any Portfolio until it has been approved by a vote of at least a majority of the outstanding voting securities representing the Class IA shares of that Portfolio. This Plan shall be deemed to have been effectively approved with respect to the Class IA shares of any Portfolio if a majority of the outstanding voting securities representing the Class IA shares of that Portfolio votes for the approval of this Plan, notwithstanding that this Plan has not been approved by a majority of the outstanding voting securities of that Portfolio as a whole, or that this Plan has not been approved by a majority of the outstanding voting securities representing the Class IA shares of any other Portfolio or that this Plan has not been approved by a majority of the outstanding voting securities representing the Class IA shares of the Trust. In addition, all material amendments to this Plan shall be approved in the manner provided for approval of this Plan in Section 3 hereof.

Section 9.    As used in this Plan, the terms “assignment”, “interested person”, and “majority of the outstanding voting securities” shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Adopted as of

EXHIBIT E

FEES AND EXPENSES OF EACH PORTFOLIO

All Asset Allocation Portfolio

Shareholder Fees

(fees paid directly from your investment)

All Asset Allocation Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

All Asset Allocation Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.25%	0.25%
Acquired Fund Fees and Expenses	0.69%	0.69%
Total Annual Portfolio Operating Expenses	1.04%	1.29%
Fee Waiver and/or Expense Reimbursement†	-0.25%	-0.25%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.79%	1.04%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.10% for Class IA shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to an annual rate of 0.35% of average daily net assets.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

All Asset Allocation Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$81	$306	$550	$1,248
Pro Forma Class IA shares	$106	$384	$684	$1,535

EQ/Franklin Templeton Allocation Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Franklin Templeton Allocation Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Franklin Templeton Allocation Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.05%	0.05%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.17%	0.17%
Acquired Fund Fees and Expenses	0.88%	0.88%
Total Annual Portfolio Operating Expenses	1.10%	1.35%
Fee Waiver and/or Expense Reimbursement†	-0.07%	-0.07%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.03%	1.28%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.15% for Class IA shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to an annual rate of 0.40% of average daily net assets.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Franklin Templeton Allocation Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$105	$343	$599	$1,334
Pro Forma Class IA shares	$130	$421	$733	$1,618

EQ/International ETF Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/International ETF Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/International ETF Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.40%	0.40%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.16%	0.16%
Acquired Fund Fees and Expenses	0.44%	0.44%
Total Annual Portfolio Operating Expenses	1.00%	1.25%
Fee Waiver and/or Expense Reimbursement†	-0.01%	-0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%	1.24%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.55% for Class IA shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to an annual rate of 0.80% of average daily net assets.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/International ETF Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$101	$317	$551	$1,224
Pro Forma Class IA shares	$126	$396	$685	$1,510

AXA Balanced Strategy Portfolio

Shareholder Fees

(fees paid directly from your investment)

AXA Balanced Strategy Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

AXA Balanced Strategy Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.21%	0.21%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.58%	0.58%
Total Annual Portfolio Operating Expenses	0.89%	1.14%
Fee Waiver and/or Expense Reimbursement†	-0.09%	-0.09%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.05%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to the amount shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement for the pro forma Class IA shares.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AXA Balanced Strategy Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$82	$275	$484	$1,088
Pro Forma Class IA shares	$107	$353	$619	$1,378

AXA Conservative Growth Strategy Portfolio

Shareholder Fees

(fees paid directly from your investment)

AXA Conservative Growth Strategy Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

AXA Conservative Growth Strategy Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.23%	0.23%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.57%	0.57%
Total Annual Portfolio Operating Expenses	0.90%	1.15%
Fee Waiver and/or Expense Reimbursement†	-0.15%	-0.15%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	1.00%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to the amount shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement for the pro forma Class IA shares.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AXA Conservative Growth Strategy Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$77	$272	$484	$1,094
Pro Forma Class IA shares	$102	$350	$618	$1,384

AXA Conservative Strategy Portfolio

Shareholder Fees

(fees paid directly from your investment)

AXA Conservative Strategy Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

AXA Conservative Strategy Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.27%	0.27%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.53%	0.53%
Total Annual Portfolio Operating Expenses	0.90%	1.15%
Fee Waiver and/or Expense Reimbursement†	-0.20%	-0.20%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%	0.95%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to the amount shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement for the pro forma Class IA shares.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AXA Conservative Strategy Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$72	$267	$479	$1,089
Pro Forma Class IA shares	$97	$346	$614	$1,380

AXA Growth Strategy Portfolio

Shareholder Fees

(fees paid directly from your investment)

AXA Growth Strategy Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

AXA Growth Strategy Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.63%	0.63%
Total Annual Portfolio Operating Expenses	0.93%	1.18%
Fee Waiver and/or Expense Reimbursement†	-0.08%	-0.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	1.10%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to the amount shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement for the pro forma Class IA shares.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AXA Growth Strategy Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$87	$289	$507	$1,138
Pro Forma Class IA shares	$112	$367	$642	$1,427

AXA Moderate Growth Strategy Portfolio

Shareholder Fees

(fees paid directly from your investment)

AXA Moderate Growth Strategy Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

AXA Moderate Growth Strategy Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.18%	0.18%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.61%	0.61%
Total Annual Portfolio Operating Expenses	0.89%	1.14%
Fee Waiver and/or Expense Reimbursement†	-0.04%	-0.04%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	1.10%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to the amount shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement for the pro forma Class IA shares.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AXA Moderate Growth Strategy Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$87	$280	$489	$1,092
Pro Forma Class IA shares	$112	$358	$624	$1,383

AXA Ultra Conservative Strategy Portfolio

Shareholder Fees

(fees paid directly from your investment)

AXA Ultra Conservative Strategy Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

AXA Ultra Conservative Strategy Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses†	0.40%	0.40%
Acquired Fund Fees and Expenses†	0.49%	0.49%
Total Annual Portfolio Operating Expenses†	0.99%	1.24%
Fee Waiver and/or Expense Reimbursement††	-0.29%	-0.29%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%	0.95%

†	Based on estimated amounts for the current fiscal year.
††	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to the amount shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement for the pro forma Class IA shares.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AXA Ultra Conservative Strategy Portfolio	1 Year	3 Years
Class IA shares	$72	$286
Pro Forma Class IA shares	$97	$365

ATM Core Bond Portfolio

Shareholder Fees

(fees paid directly from your investment)

ATM Core Bond Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

ATM Core Bond Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Total Annual Portfolio Operating Expenses	0.64%	0.89%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ATM Core Bond Portfolio	1 Year	3 Years
Class IA shares	$65	$205
Pro Forma Class IA shares	$91	$284

ATM Government Bond Portfolio

Shareholder Fees

(fees paid directly from your investment)

ATM Government Bond Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

ATM Government Bond Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses†	0.19%	0.19%
Total Annual Portfolio Operating Expenses†	0.64%	0.89%

†	Based on estimated amounts for the current fiscal year.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ATM Government Bond Portfolio	1 Year	3 Years
Class IA shares	$65	$205
Pro Forma Class IA shares	$91	$284

ATM International Portfolio

Shareholder Fees

(fees paid directly from your investment)

ATM International Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

ATM International Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.20%	0.20%
Total Annual Portfolio Operating Expenses	0.65%	0.90%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ATM International Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$66	$208	$362	$810
Pro Forma Class IA shares	$92	$287	$498	$1,108

ATM Large Cap Portfolio

Shareholder Fees

(fees paid directly from your investment)

ATM Large Cap Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

ATM Large Cap Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.17%	0.17%
Acquired Fund Fees and Expenses	0.08%	0.08%
Total Annual Portfolio Operating Expenses	0.70%	0.95%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ATM Large Cap Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$72	$224	$390	$390
Pro Forma Class IA shares	$97	$303	$525	$1,166

ATM Mid Cap Portfolio

Shareholder Fees

(fees paid directly from your investment)

ATM Mid Cap Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

ATM Mid Cap Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.21%	0.21%
Acquired Fund Fees and Expenses	0.08%	0.08%
Total Annual Portfolio Operating Expenses	0.74%	0.99%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ATM Mid Cap Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$76	$237	$411	$918
Pro Forma Class IA shares	$101	$315	$547	$1,213

ATM Small Cap Portfolio

Shareholder Fees

(fees paid directly from your investment)

ATM Small Cap Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

ATM Small Cap Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses	0.08%	0.08%
Total Annual Portfolio Operating Expenses	0.73%	0.98%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ATM Small Cap Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$75	$233	$406	$906
Pro Forma Class IA shares	$100	$312	$1,542	$1,201

AXA Tactical Manager 2000 Portfolio

Shareholder Fees

(fees paid directly from your investment)

AXA Tactical Manager 2000 Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

AXA Tactical Manager 2000 Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.29%	0.29%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.79%	1.04%
Fee Waiver and/or Expense Reimbursement†	-0.04%	-0.04%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	1.00%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.70% for Class IA shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to an annual rate of 0.95% of average daily net assets.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AXA Tactical Manager 2000 Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$77	$248	$435	$974
Pro Forma Class IA shares	$102	$327	$570	$1,267

AXA Tactical Manager 400 Portfolio

Shareholder Fees

(fees paid directly from your investment)

AXA Tactical Manager 400 Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

AXA Tactical Manager 400 Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.45%	0.45%
Acquired Fund Fees and Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses	0.96%	1.21%
Fee Waiver and/or Expense Reimbursement †	-0.20%	-0.20%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.76%	1.01%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.70% for Class IA shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to an annual rate of 0.95% of average daily net assets.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AXA Tactical Manager 400 Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$78	$286	$511	$1,160
Pro Forma Class IA shares	$103	$364	$646	$1,448

AXA Tactical Manager 500 Portfolio

Shareholder Fees

(fees paid directly from your investment)

AXA Tactical Manager 500 Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

AXA Tactical Manager 500 Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.69%	0.94%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AXA Tactical Manager 500 Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$70	$221	$384	$859
Pro Forma Class IA shares	$96	$300	$520	$1,155

AXA Tactical Manager International Portfolio

Shareholder Fees

(fees paid directly from your investment)

AXA Tactical Manager International Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

AXA Tactical Manager International Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.31%	0.31%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.78%	1.03%
Fee Waiver and/or Expense Reimbursement†	-0.06%	-0.06%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.72%	0.97%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.70% for Class IA shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to an annual rate of 0.95% of average daily net assets.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AXA Tactical Manager International Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$74	$243	$427	$960
Pro Forma Class IA shares	$99	$322	$563	$1,254

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses†	0.25%	0.25%
Total Annual Portfolio Operating Expenses†	1.00%	1.25%
Fee Waiver and/or Expense Reimbursement††	-0.05%	-0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement†	0.95%	1.20%

†	Based on estimated amounts for the current fiscal year.
†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.95% for Class IA shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to an annual rate of 1.20% of average daily net assets.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio	1 Year	3 Years
Class IA shares	$97	$313
Pro Forma Class IA shares	$122	$392

EQ/AllianceBernstein Small Cap Growth Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/AllianceBernstein Small Cap Growth Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/AllianceBernstein Small Cap Growth Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.74%	0.74%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.86%	1.11%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/AllianceBernstein Small Cap Growth Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$88	$274	$477	$1,061
Pro Forma Class IA shares	$113	$353	$612	$1,352

EQ/AXA Franklin Small Cap Value Core Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/AXA Franklin Small Cap Value Core Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/AXA Franklin Small Cap Value Core Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.22%	0.22%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.94%	1.19%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/AXA Franklin Small Cap Value Core Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$96	$300	$520	$1,155
Pro Forma Class IA shares	$121	$378	$654	$1,443

EQ/BlackRock Basic Value Equity Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/BlackRock Basic Value Equity Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/BlackRock Basic Value Equity Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.58%	0.58%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.70%	0.95%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/BlackRock Basic Value Equity Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$72	$224	$390	$871
Pro Forma Class IA shares	$97	$303	$525	$1,166

EQ/Boston Advisors Equity Income Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Boston Advisors Equity Income Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Boston Advisors Equity Income Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.88%	1.13%
Fee Waiver and/or Expense Reimbursement†	-0.08%	-0.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.05%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.80% for Class IA shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to an annual rate of 1.05% of average daily net assets.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Boston Advisors Equity Income Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$82	$273	$480	$1,077
Pro Forma Class IA shares	$107	$351	$615	$1,367

EQ/Calvert Socially Responsible Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Calvert Socially Responsible Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Calvert Socially Responsible Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.20%	0.20%
Total Annual Portfolio Operating Expenses	0.85%	1.10%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Calvert Socially Responsible Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$87	$271	$471	$1,049
Pro Forma Class IA shares	$112	$350	$606	$1,340

EQ/Capital Guardian Growth Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Capital Guardian Growth Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Capital Guardian Growth Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.78%	1.03%
Fee Waiver and/or Expense Reimbursement†	-0.08%	-0.08%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%	0.95%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.70% for Class IA shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to an annual rate of 0.95% of average daily net assets.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Capital Guardian Growth Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$72	$241	$425	$959
Pro Forma Class IA shares	$97	$320	$561	$1,252

EQ/Capital Guardian Research Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Capital Guardian Research Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Capital Guardian Research Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.64%	0.64%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.77%	1.02%
Fee Waiver and/or Expense Reimbursement†	-0.05%	-0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.72%	0.97%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.72% for Class IA shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to an annual rate of 0.97% of average daily net assets.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Capital Guardian Research Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$74	$241	$423	$949
Pro Forma Class IA shares	$99	$320	$558	$1,243

EQ/Common Stock Index Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Common Stock Index Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Common Stock Index Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.47%	0.72%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Common Stock Index Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$48	$151	$263	$591
Pro Forma Class IA shares	$74	$230	$401	$894

EQ/Core Bond Index Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Core Bond Index Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Core Bond Index Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.47%	0.72%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Core Bond Index Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$48	$151	$263	$591
Pro Forma Class IA shares	$74	$230	$401	$894

EQ/Davis New York Venture Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Davis New York Venture Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Davis New York Venture Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.14%	0.14%
Total Annual Portfolio Operating Expenses	0.99%	1.24%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Davis New York Venture Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$101	$315	$547	$1,213
Pro Forma Class IA shares	$126	$393	$681	$1,500

EQ/Equity 500 Index Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Equity 500 Index Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Equity 500 Index Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.25%	0.25%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.37%	0.62%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Equity 500 Index Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$38	$119	$208	$468
Pro Forma Class IA shares	$63	$199	$346	$774

EQ/Equity Growth PLUS Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Equity Growth PLUS Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Equity Growth PLUS Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.25%	0.25%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.77%	1.02%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Equity Growth PLUS Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$79	$246	$428	$954
Pro Forma Class IA shares	$104	$325	$563	$1,248

EQ/Franklin Core Balanced Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Franklin Core Balanced Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Franklin Core Balanced Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Total Annual Portfolio Operating Expenses	0.84%	1.09%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Franklin Core Balanced Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$86	$268	$466	$1,037
Pro Forma Class IA shares	$111	$347	$601	$1,329

EQ/GAMCO Mergers and Acquisitions Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/GAMCO Mergers and Acquisitions Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/GAMCO Mergers and Acquisitions Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.90%	0.90%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	1.05%	1.30%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/GAMCO Mergers and Acquisitions Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$107	$334	$579	$1,283
Pro Forma Class IA shares	$132	$412	$713	$1,568

EQ/GAMCO Small Company Value Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/GAMCO Small Company Value Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/GAMCO Small Company Value Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.74%	0.74%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.86%	1.11%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/GAMCO Small Company Value Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$88	$274	$477	$1,061
Pro Forma Class IA shares	$113	$353	$612	$1,352

EQ/Global Bond PLUS Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Global Bond PLUS Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Global Bond PLUS Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.55%	0.55%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Total Annual Portfolio Operating Expenses	0.74%	0.99%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Global Bond PLUS Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$76	$237	$411	$918
Pro Forma Class IA shares	$101	$315	$547	$1,213

EQ/Global Multi-Sector Equity Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Global Multi-Sector Equity Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Global Multi-Sector Equity Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.72%	0.72%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Portfolio Operating Expenses	0.92%	1.17%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Global Multi-Sector Equity Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$94	$293	$509	$1,131
Pro Forma Class IA shares	$119	$372	$644	$1,420

EQ/Intermediate Government Bond Index Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Intermediate Government Bond Index Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Intermediate Government Bond Index Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.52%	0.77%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Intermediate Government Bond Index Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$53	$167	$291	$653
Pro Forma Class IA shares	$79	$246	$428	$954

EQ/International Core PLUS Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/International Core PLUS Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/International Core PLUS Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.25%	0.25%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.90%	1.15%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/International Core PLUS Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$92	$287	$498	$1,108
Pro Forma Class IA shares	$117	$365	$633	$1,398

EQ/International Equity Index Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/International Equity Index Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/International Equity Index Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee*	0.40%	0.40%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.11%	0.11%
Total Annual Portfolio Operating Expenses*	0.51%	0.76%

*	Restated to reflect current fees.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/International Equity Index Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$52	$164	$285	$640
Pro Forma Class IA shares	$78	$243	$422	$942

EQ/International Value PLUS Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/International Value PLUS Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/International Value PLUS Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee*	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses*	0.17%	0.17%
Total Annual Portfolio Operating Expenses*	0.77%	1.02%

*	Restated to reflect current fees.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/International Value PLUS Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$79	$246	$428	$954
Pro Forma Class IA shares	$104	$325	$563	$1,248

EQ/JPMorgan Value Opportunities Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/JPMorgan Value Opportunities Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/JPMorgan Value Opportunities Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.73%	0.98%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/JPMorgan Value Opportunities Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$75	$233	$406	$906
Pro Forma Class IA shares	$100	$312	$542	$1,201

EQ/Large Cap Core PLUS Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Large Cap Core PLUS Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Large Cap Core PLUS Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.21%	0.21%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.74%	0.99%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Large Cap Core PLUS Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$76	$237	$411	$918
Pro Forma Class IA shares	$101	$315	$547	$1,213

EQ/Large Cap Growth Index Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Large Cap Growth Index Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Large Cap Growth Index Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.14%	0.14%
Total Annual Portfolio Operating Expenses	0.49%	0.74%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Large Cap Growth Index Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$50	$157	$274	$616
Pro Forma Class IA shares	$76	$237	$411	$918

EQ/Large Cap Growth PLUS Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Large Cap Growth PLUS Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Large Cap Growth PLUS Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.73%	0.98%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Large Cap Growth PLUS Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$75	$233	$406	$906
Pro Forma Class IA shares	$100	$312	$542	$1,201

EQ/Large Cap Value Index Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Large Cap Value Index Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Large Cap Value Index Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.22%	0.22%
Total Annual Portfolio Operating Expenses	0.57%	0.82%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Large Cap Value Index Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$58	$183	$318	$714
Pro Forma Class IA shares	$84	$262	$455	$1,014

EQ/Large Cap Value PLUS Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Large Cap Value PLUS Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Large Cap Value PLUS Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.47%	0.47%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Total Annual Portfolio Operating Expenses	0.66%	0.91%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Large Cap Value PLUS Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$67	$211	$368	$822
Pro Forma Class IA shares	$93	$290	$504	$1,120

EQ/Lord Abbett Large Cap Core Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Lord Abbett Large Cap Core Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Lord Abbett Large Cap Core Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.80%	1.05%
Fee Waiver and/or Expense Reimbursement†	-0.05%	-0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	1.00%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.75% for Class IA shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to an annual rate of 1.00% of average daily net assets.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Lord Abbett Large Cap Core Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$77	$250	$439	$985
Pro Forma Class IA shares	$102	$329	$575	$1,278

EQ/MFS International Growth Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/MFS International Growth Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/MFS International Growth Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.85%	0.85%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.14%	0.14%
Total Annual Portfolio Operating Expenses	0.99%	1.24%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/MFS International Growth Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$101	$315	$547	$1,213
Pro Forma Class IA shares	$126	$393	$681	$1,500

EQ/Mid Cap Index Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Mid Cap Index Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Mid Cap Index Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.35%	0.35%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.48%	0.73%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Mid Cap Index Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$49	$154	$269	$604
Pro Forma Class IA shares	$75	$233	$406	$906

EQ/Mid Cap Value PLUS Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Mid Cap Value PLUS Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Mid Cap Value PLUS Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.55%	0.55%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.78%	1.03%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Mid Cap Value PLUS Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$80	$249	$433	$966
Pro Forma Class IA shares	$105	$328	$569	$1,259

EQ/Money Market Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Money Market Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Money Market Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.33%	0.33%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.46%	0.71%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Money Market Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$47	$148	$258	$579
Pro Forma Class IA shares	$73	$227	$395	$883

EQ/Montag & Caldwell Growth Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Montag & Caldwell Growth Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Montag & Caldwell Growth Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.14%	0.14%
Total Annual Portfolio Operating Expenses	0.89%	1.14%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Montag & Caldwell Growth Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$91	$284	$493	$1,096
Pro Forma Class IA shares	$116	$362	$628	$1,386

EQ/Morgan Stanley Mid Cap Growth Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Morgan Stanley Mid Cap Growth Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Morgan Stanley Mid Cap Growth Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.83%	1.08%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Morgan Stanley Mid Cap Growth Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$85	$265	$460	$1,025
Pro Forma Class IA shares	$110	$343	$595	$1,317

EQ/Mutual Large Cap Equity Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Mutual Large Cap Equity Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Mutual Large Cap Equity Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.92%	1.17%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Mutual Large Cap Equity Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$94	$293	$509	$1,131
Pro Forma Class IA shares	$119	$372	$644	$1,420

EQ/Oppenheimer Global Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Oppenheimer Global Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Oppenheimer Global Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.95%	0.95%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	1.10%	1.35%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Oppenheimer Global Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$112	$350	$606	$1,340
Pro Forma Class IA shares	$137	$428	$739	$1,624

EQ/PIMCO Ultra Short Bond Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/PIMCO Ultra Short Bond Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/PIMCO Ultra Short Bond Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.47%	0.47%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.62%	0.87%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/PIMCO Ultra Short Bond Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$63	$199	$346	$774
Pro Forma Class IA shares	$89	$278	$482	$1,073

EQ/Quality Bond PLUS Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Quality Bond PLUS Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Quality Bond PLUS Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.40%	0.40%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses†	0.20%	0.20%
Acquired Fund Fees and Expenses††	0.43%	0.43%
Total Annual Portfolio Operating Expenses†	1.03%	1.28%
Fee Waiver and/or Expense Reimbursement†††	-0.43%	-0.43%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement†	0.60%	0.85%

†	Expenses have been restated to reflect current fees.
††	Based on estimated amounts for the current fiscal year.
†††	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to the amount shown above in Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement for the pro forma Class IA shares.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Quality Bond PLUS Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$61	$285	$527	$1,220
Pro Forma Class IA shares	$87	$363	$661	$1,507

EQ/Small Company Index Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Small Company Index Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Small Company Index Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.25%	0.25%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	0.37%	0.62%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Small Company Index Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$38	$119	$208	$468
Pro Forma Class IA shares	$63	$199	$346	$774

EQ/T. Rowe Price Growth Stock Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/T. Rowe Price Growth Stock Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/T. Rowe Price Growth Stock Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.78%	0.78%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.91%	1.16%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/T. Rowe Price Growth Stock Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$93	$290	$504	$1,120
Pro Forma Class IA shares	$118	$368	$638	$1,409

EQ/Templeton Global Equity Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Templeton Global Equity Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Templeton Global Equity Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.70%	0.70%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.21%	0.21%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Portfolio Operating Expenses	0.92%	1.17%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Templeton Global Equity Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$94	$293	$509	$1,131
Pro Forma Class IA shares	$119	$372	$644	$1,420

EQ/UBS Growth and Income Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/UBS Growth and Income Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/UBS Growth and Income Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.75%	0.75%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.90%	1.15%
Fee Waiver and/or Expense Reimbursement†	-0.10%	-0.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.05%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.80% for Class IA shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to an annual rate of 1.05% of average daily net assets.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/UBS Growth and Income Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$82	$277	$489	$1,099
Pro Forma Class IA shares	$107	$355	$623	$1,389

EQ/Van Kampen Comstock Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Van Kampen Comstock Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Van Kampen Comstock Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.80%	1.05%
Fee Waiver and/or Expense Reimbursement†	-0.05%	-0.05%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%	1.00%

†	Pursuant to a contract, AXA FMG has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.75% for Class IA shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA FMG at any time after April 30, 2013. If the Class IA Plan is approved, it is anticipated that the Expense Limitation Arrangement will be amended to increase the expense cap for the Portfolio’s Class IA shares to an annual rate of 1.00% of average daily net assets.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, (3) the Portfolio’s operating expenses remain the same, and (4) the Expense Limitation Arrangement is not continued. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Van Kampen Comstock Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$77	$250	$439	$985
Pro Forma Class IA shares	$102	$329	$575	$1,278

EQ/Wells Fargo Omega Growth Portfolio

Shareholder Fees

(fees paid directly from your investment)

EQ/Wells Fargo Omega Growth Portfolio	Not applicable

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/Wells Fargo Omega Growth Portfolio	Class IA shares	Pro Forma Class IA shares
Management Fee	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.78%	1.03%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other portfolios. The example assumes that (1) you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of these periods, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses remain the same. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EQ/Wells Fargo Omega Growth Portfolio	1 Year	3 Years	5 Years	10 Years
Class IA shares	$80	$249	$433	$966
Pro Forma Class IA shares	$105	$328	$569	$1,259

EXHIBIT F

OUTSTANDING SHARES

Trust/Portfolio	Total Number	Number of Class IA Shares	Number of Class IB Shares
Trust
All Asset Allocation Portfolio
ATM Core Bond Portfolio
ATM Government Bond Portfolio
ATM International Portfolio
ATM Large Cap Portfolio
ATM Mid Cap Portfolio
ATM Small Cap Portfolio
AXA Balanced Strategy Portfolio
AXA Conservative Growth Strategy Portfolio
AXA Conservative Strategy Portfolio
AXA Growth Strategy Portfolio
AXA Moderate Growth Strategy Portfolio
AXA Tactical Manager 2000 Portfolio
AXA Tactical Manager 400 Portfolio
AXA Tactical Manager 500 Portfolio
AXA Tactical Manager International Portfolio
AXA Ultra Conservative Strategy Portfolio
EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio
EQ/AllianceBernstein Small Cap Growth Portfolio
EQ/AXA Franklin Small Cap Value Core Portfolio
EQ/BlackRock Basic Value Equity Portfolio
EQ/Boston Advisors Equity Income Portfolio
EQ/Calvert Socially Responsible Portfolio
EQ/Capital Guardian Research Portfolio
EQ/Common Stock Index Portfolio
EQ/Core Bond Index Portfolio
EQ/Davis New York Venture Portfolio
EQ/Equity 500 Index Portfolio
EQ/Equity Growth PLUS Portfolio
EQ/Franklin Core Balanced Portfolio

F-1

Trust/Portfolio	Total Number	Number of Class IA Shares	Number of Class IB Shares
EQ/Franklin Templeton Allocation Portfolio
EQ/GAMCO Mergers and Acquisitions Portfolio
EQ/GAMCO Small Company Value Portfolio
EQ/Global Bond PLUS Portfolio
EQ/Global Multi-Sector Equity Portfolio
EQ/Intermediate Government Bond Index Portfolio
EQ/International Core PLUS Portfolio
EQ/International Equity Index Portfolio
EQ/International ETF Portfolio
EQ/International Value PLUS Portfolio
EQ/JPMorgan Value Opportunities Portfolio
EQ/Large Cap Core PLUS Portfolio
EQ/Large Cap Growth Index Portfolio
EQ/Large Cap Growth PLUS Portfolio
EQ/Large Cap Value Index Portfolio
EQ/Large Cap Value PLUS Portfolio
EQ/Lord Abbett Large Cap Core Portfolio
EQ/MFS International Growth Portfolio
EQ/Mid Cap Index Portfolio
EQ/Mid Cap Value PLUS Portfolio
EQ/Money Market Portfolio
EQ/Montag & Caldwell Growth Portfolio
EQ/Morgan Stanley Mid Cap Growth Portfolio
EQ/Mutual Large Cap Equity Portfolio
EQ/Oppenheimer Global Portfolio
EQ/PIMCO Ultra Short Bond Portfolio
EQ/Quality Bond PLUS Portfolio
EQ/Small Company Index Portfolio
EQ/T. Rowe Price Growth Stock Portfolio
EQ/Templeton Global Equity Portfolio
EQ/UBS Growth and Income Portfolio
EQ/Van Kampen Comstock Portfolio
EQ/Wells Fargo Omega Growth Portfolio

F-2

EXHIBIT G

FIVE PERCENT OWNER REPORT

As of              , 2011, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of the Trust or of any Portfolio are listed below. A shareholder who owns beneficially, directly or indirectly, 25% or more of the Trust’s or a Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) the Trust or that Portfolio.

Portfolio and Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Trust-Wide
Class IA

Class IB

All Asset Allocation Portfolio
Class IA

Class IB

ATM Core Bond Portfolio
Class IA

Class IB

ATM Government Bond Portfolio
Class IA

Class IB

ATM International Portfolio
Class IA

Class IB

ATM Large Cap Portfolio
Class IA

Portfolio and Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Class IB

ATM Mid Cap Portfolio
Class IA

Class IB

ATM Small Cap Portfolio
Class IA

Class IB

AXA Balanced Strategy Portfolio
Class IA

Class IB

AXA Conservative Growth Strategy Portfolio
Class IA

Class IB

AXA Conservative Strategy Portfolio
Class IA

Class IB

AXA Growth Strategy Portfolio
Class IA

Class IB

AXA Moderate Growth Strategy Portfolio
Class IA

Portfolio and Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Class IB

AXA Tactical Manager 2000 Portfolio
Class IA

Class IB

AXA Tactical Manager 400 Portfolio
Class IA

Class IB

AXA Tactical Manager 500 Portfolio
Class IA

Class IB

AXA Tactical Manager International Portfolio
Class IA

Class IB

AXA Ultra Conservative Strategy Portfolio
Class IA

Class IB

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio
Class IA

Class IB

EQ/AllianceBernstein Small Cap Growth Portfolio
Class IA

Class IB

Portfolio and Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

EQ/AXA Franklin Small Cap Value Core Portfolio
Class IA

Class IB

EQ/BlackRock Basic Value Equity Portfolio
Class IA

Class IB

EQ/Boston Advisors Equity Income Portfolio
Class IA

Class IB

EQ/Calvert Socially Responsible Portfolio
Class IA

Class IB

EQ/Capital Guardian Research Portfolio
Class IA

Class IB

EQ/Common Stock Index Portfolio
Class IA

Class IB

EQ/Core Bond Index Portfolio
Class IA

Class IB

Portfolio and Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
EQ/Davis New York Venture Portfolio
Class IA

Class IB

EQ/Equity 500 Index Portfolio
Class IA

Class IB

EQ/Equity Growth PLUS Portfolio
Class IA

Class IB

EQ/Franklin Core Balanced Portfolio
Class IA

Class IB

EQ/Franklin Templeton Allocation Portfolio
Class IA

Class IB

EQ/GAMCO Mergers and Acquisitions Portfolio
Class IA

Class IB

EQ/GAMCO Small Company Value Portfolio
Class IA

Class IB

Portfolio and Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
EQ/Global Bond PLUS Portfolio
Class IA

Class IB

EQ/Global Multi-Sector Equity Portfolio
Class IA

Class IB

EQ/Intermediate Government Bond Index Portfolio
Class IA

Class IB

EQ/International Core PLUS Portfolio
Class IA

Class IB

EQ/International Equity Index Portfolio
Class IA

Class IB

EQ/International ETF Portfolio
Class IA

Class IB

EQ/International Value PLUS Portfolio
Class IA

Class IB

Portfolio and Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
EQ/JPMorgan Value Opportunities Portfolio
Class IA

Class IB

EQ/Large Cap Core PLUS Portfolio
Class IA

Class IB

EQ/Large Cap Growth Index Portfolio
Class IA

Class IB

EQ/Large Cap Growth PLUS Portfolio
Class IA

Class IB

EQ/Large Cap Value Index Portfolio
Class IA

Class IB

EQ/Large Cap Value PLUS Portfolio
Class IA

Class IB

EQ/Lord Abbett Large Cap Core Portfolio
Class IA

Class IB

Portfolio and Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
EQ/MFS International Growth Portfolio
Class IA

Class IB

EQ/Mid Cap Index Portfolio
Class IA

Class IB

EQ/Mid Cap Value PLUS Portfolio
Class IA

Class IB

EQ/Money Market Portfolio
Class IA

Class IB

EQ/Montag & Caldwell Growth Portfolio
Class IA

Class IB

EQ/Morgan Stanley Mid Cap Growth Portfolio
Class IA

Class IB

EQ/Mutual Large Cap Equity Portfolio
Class IA

Class IB

Portfolio and Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
EQ/Oppenheimer Global Portfolio
Class IA

Class IB

EQ/PIMCO Ultra Short Bond Portfolio
Class IA

Class IB

EQ/Quality Bond PLUS Portfolio
Class IA

Class IB

EQ/Small Company Index Portfolio
Class IA

Class IB

EQ/T. Rowe Price Growth Stock Portfolio
Class IA

Class IB

EQ/Templeton Global Equity Portfolio
Class IA

Class IB

EQ/UBS Growth and Income Portfolio
Class IA

Class IB

Portfolio and Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
EQ/Van Kampen Comstock Portfolio
Class IA

Class IB

EQ/Wells Fargo Omega Growth Portfolio
Class IA

Class IB

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the voting instruction card below at hand.

2)    Go to the website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the voting instruction card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy voting instruction below.

3)    Sign and date the voting instruction card.

4)    Return the voting instruction card in the envelope provided

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M37963-TBD                 KEEP THIS PORTION FOR YOUR RECORDS

- - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - -

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

	THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. To elect the Board of Trustees.
	Nominees:		☐	☐	☐
	01) Theodossios Athanassiades 02) Jettie M. Edwards 03) David W. Fox 04) Steven M. Joenk 05) William M. Kearns, Jr.	06) Christopher P. A. Komisarjevksy 07) Harvey Rosenthal 08) Gary S. Schpero 09) Kenneth L. Walker 10) Caroline L. Williams

						For	Against	Abstain
2.	To approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class IA shares of the Portfolio.					☐	☐	☐

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

- - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - -

M37964-TBD

AXA EQUITABLE LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON NOVEMBER 28, 2011

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios of EQ Advisors Trust (the “Trust”), hereby instructs AXA Equitable Life Insurance Company, MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company” and together, the “Insurance Companies”), the owners of the shares of the Trust attributable to the Contracts and, therefore, shareholders of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated September     , 2011 (the “Proxy Statement”), and (ii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the applicable Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Information Statement and the Trust’s Proxy Statement relating to this Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the voting instruction card below at hand.

2)    Go to the website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the voting instruction card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the voting instruction card below.

3)    Sign and date the voting instruction card.

4)    Return the voting instruction card in the envelope provided

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M37965-TBD                 KEEP THIS PORTION FOR YOUR RECORDS

- - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - -

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. To elect the Board of Trustees.
Nominees:		☐	☐	☐
01) Theodossios Athanassiades 02) Jettie M. Edwards 03) David W. Fox 04) Steven M. Joenk 05) William M. Kearns, Jr.	06) Christopher P. A. Komisarjevksy 07) Harvey Rosenthal 08) Gary S. Schpero 09) Kenneth L. Walker 10) Caroline L. Williams

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

- - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - -

M37964-TBD

AXA EQUITABLE LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON NOVEMBER 28, 2011

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios of EQ Advisors Trust (the “Trust”), hereby instructs AXA Equitable Life Insurance Company, MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company” and together, the “Insurance Companies”), the owners of the shares of the Trust attributable to the Contracts and, therefore, shareholders of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated September     , 2011 (the “Proxy Statement”), and (ii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the applicable Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Information Statement and the Trust’s Proxy Statement relating to his Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Go to the website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy card below.

3)    Sign and date the proxy card.

4)    Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1                 KEEP THIS PORTION FOR YOUR RECORDS

- - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - -

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.		For All	Withhold All	For All Except	TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK “For All Except” and write the number(s) of the nominee(s) on the line below.
		☐	☐	☐
1. To elect the Board of Trustees.
01) Theodossios Athanassiades 02) Jettie M. Edwards 03) David W. Fox 04) Steven M. Joenk 05) William M. Kearns, Jr.	06) Christopher P. A. Komisarjevksy 07) Harvey Rosenthal 08) Gary S. Schpero 09) Kenneth L. Walker 10) Caroline L. Williams

					For	Against	Abstain
2. To approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class IA shares of the Portfolio.					☐	☐	☐

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

– – – – –  –  –  –  –  –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –

<XXXXX>2

EQ ADVISORS TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON NOVEMBER 28, 2011

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The undersigned hereby appoints as proxies                      and                     , and each of them (with power of substitution) to (i) vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated September     , 2011 (the “Proxy Statement”), and (ii) to vote, in his or her discretion, on such other matters as may properly come before the Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” a proposal.

Receipt of the Notice of Meeting and the Trust’s Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Go to the website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy card below.

3)    Sign and date the proxy card.

4)    Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>3                 KEEP THIS PORTION FOR YOUR RECORDS

- - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - -

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		☐	☐	☐
1. To elect the Board of Trustees.
01) Theodossios Athanassiades 02) Jettie M. Edwards 03) David W. Fox 04) Steven M. Joenk 05) William M. Kearns, Jr.	06) Christopher P. A. Komisarjevksy 07) Harvey Rosenthal 08) Gary S. Schpero 09) Kenneth L. Walker 10) Caroline L. Williams

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

– – – – –  –  –  –  –  –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –

<XXXXX>4

EQ ADVISORS TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON NOVEMBER 28, 2011

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the Trust’s portfolios. The undersigned hereby appoints as proxies                      and                     , and each of them (with power of substitution) to (i) vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated September     , 2011 (the “Proxy Statement”), and (ii) to vote, in his or her discretion, on such other matters as may properly come before the Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” a proposal.

Receipt of the Notice of Meeting and the Trust’s Proxy Statement accompanying this Proxy Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.